UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

BOXLIGHT CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Boxlight Corporation

1045 Progress Circle

Lawrenceville, Georgia 30043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on July [  ], 2020

TO THE STOCKHOLDERS OF BOXLIGHT CORPORATION:

The Annual Meeting of the stockholders of Boxlight Corporation, a Nevada corporation (“Company”), will be held on July [  ], 2020, at 10:00 a.m. (EST), at the offices of the Company, located at 1045 Progress Circle, Lawrenceville, Georgia 30043, for the following purposes:

1.	To elect seven (7) directors;

2.	To ratify appointment of Dixon Hughes Goodman LLP, as Company’s independent accountants, for the fiscal year ending December 31, 2020; and

3.	To amend the Company’s 2014 Equity Incentive Plan to increase the number of shares of Class A Common Stock available for issuance to [ ] shares.

4.	To authorize the issuance of in excess of 20% of shares of the Company’s Class A Common Stock to the Company’s primary lender upon repayment by conversion of notes held by the lender.

5.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

A proxy statement providing information and a form of proxy to vote with respect to the foregoing matters accompany this notice.

By Order of the Board of Directors,

/s/ Michael Pope
Michael Pope
Chief Executive Officer

Dated: May [  ], 2020

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IMPORTANT

Whether or not you expect to attend the Annual Meeting, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed return envelope or follow the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet or by telephone. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting and will still have the opportunity to vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote by marking your proxy card.

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Boxlight Corporation

1045 Progress Circle

Lawrenceville, Georgia 30043

PROXY STATEMENT

for

Annual Meeting of Stockholders

to be held on July [  ], 2020

PROXY SOLICITATION

The Company is soliciting proxies on behalf of the Board of Directors in connection with the Company’s annual meeting of stockholders on July [  ], 2020, and at any adjournment thereof. The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card, and any additional materials that may be furnished to stockholders. Broadridge Financial Solutions, Inc. has been engaged to solicit proxies and distribute materials to brokers, banks, custodians, and other nominee holders for forwarding to beneficial owners of the Company’s stock, and the Company will pay Broadridge Financial Solutions, Inc. for these services and reimburse certain of its expenses in addition, the Company will reimburse nominee holders their forwarding costs. Proxies also may be solicited through the mail or direct communication with certain stockholders or their representatives by Company officers, directors or employees, who will receive no additional compensation for their efforts.

On or about [May [  ], 2020], the Company will mail to all stockholders of record, as of May [  ], 2020 (the “Record Date”), a Notice of Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, proxy card and Annual Report at www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents.

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GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of Class A Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of [                          ] shares of Class A Common Stock are entitled to vote at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

How do I vote by proxy?

If you have received a printed copy of these materials by mail, you may simply complete, sign and return your proxy card. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may simply follow the instructions below to submit your proxy on the Internet.

What if I received a Notice of Availability of proxy materials?

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Notice.

If I am a stockholder of record, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card Complete, sign and date your proxy card and return it promptly in the envelope provided.

If you received a Notice by mail, you may vote by proxy over the Internet by going to www.proxyvote.com to complete an electronic proxy card.

If you vote your proxy, your vote must be received by 11:59 p.m. U.S. Eastern Standard Time on July [  ], 2020 in order for your vote to be counted.

We provide Internet proxy voting to allow you to vote your shares on-line, using procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from your Internet service provider and telephone company.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

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Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before it is exercised at the Annual Meeting in any of three ways:

●	by submitting written notice revoking your proxy card to the Secretary of the Company;

●	by submitting another proxy via the Internet or by mail that is dated after your original proxy vote and, if by mail, it is properly signed; or

●	by voting in person at the Annual Meeting.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card or vote by proxy on the Internet to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How are votes counted?

We will hold the Annual Meeting if holders representing a majority of the shares of Common Stock issued and outstanding and entitled to vote either sign and return their proxy cards, submit their proxy on the Internet, or attend the Annual Meeting. If you sign and return your proxy card, or submit your proxy on the Internet, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under Proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting.

Proposal 2, Proposal 3 and Proposal 4 shall be approved upon the vote of a majority of shares present in person or by proxy at the Annual Meeting and entitled to vote. An abstention with respect to the foregoing proposals will have the effect of a vote “AGAINST” such proposal.

Who pays for this proxy solicitation?

We do. In addition to sending you these materials and posting them on the Internet, some of our employees may contact you by telephone, by mail, by fax, by email or in person. None of these employees will receive any extra compensation for doing this. We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to stockholders.

Why are we seeking stockholder approval for these proposals?

Proposal No. 1: The Nevada Revised Statutes, as amended, and the rules of the NASDAQ Stock Market require corporations to hold elections for directors each year.

Proposal No. 2: The Company appointed Dixon Hughes Goodman LLP to serve as the Company’s independent auditors for the 2020 fiscal year. The Company elects to have its stockholders ratify such appointment.

Proposal No. 3: The rules of the NASDAQ Stock Market require corporations to seek stockholder approval in order to increase shares available for issuance pursuant to the Company’s equity incentive plan. At present, the Company does not have an adequate number of shares available to provide for our equity compensation awards and, as such, we must seek stockholder approval in order to make any additional awards to our employees or consultants pursuant to our 2014 Equity Incentive Plan.

Proposal No. 4: The Rules of the NASDAQ Stock Market require stockholder approval prior to the Company’s issuance of 20% or more of the Company’s outstanding common stock at less than the greater of book value or market value of a company’s common stock. As our outstanding $6,600,000 in convertible promissory notes (the “Notes”) held by Lind Global Macro Fund, L.P. (“Lind”) allows for repayment in stock over time (“Repayment Shares”) and in accordance with the terms of the note and related share purchase agreement, and as Lind, under the conversion terms of the Notes may be entitled to receive up to 7,384,000 shares, representing 51% of our Class A common stock, as Repayment Shares, we may be unable to make further repayments in the form of stock, while complying with applicable Nasdaq rules, in the event we do not obtain shareholder approval.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 15, 2020, certain information with respect to the beneficial ownership of our Class A common stock, by each beneficial owner of more than 5% of the Company’s Class A common stock, each director and each named executive officer and all directors and executive officers of the Company as a group, except as qualified by the information set forth in the Footnotes to this table. As of May 15, 2020, 14,553,657 shares of our Class A common stock were issued and outstanding, not including options or warrants which have yet to be exercised.

Unless otherwise noted, the address for each director and executive officer is c/o Boxlight Corporation, 1045 Progress Circle, Lawrenceville, Georgia 30043.

Name of Beneficial Owner	Number		Percentage
Named Executive Officers
Michael Pope	577,057	(1)	3.44%
James Mark Elliott	784,077	(2)	4.68%
Henry(“Hank”) Nance	583,857	(3)	3.48%
Takesha Brown	87,980	(4)	*
Daniel Leis	10,250	(5)	*
Directors
Tiffany Kuo	41,668	(6)	*
Rudolph F. Crew	70,918	(7)	*
Dale Strang	77,605	(8)	*
All Directors and Executive Officers as a Group (8 persons)	2,233,412		13.33%

Beneficial Owners of 5% or More of Our Outstanding Common Stock
Everest Display, Inc. (9)	2,468,708		14.73%
Amagic Holographics, Inc. (9)	1,571,905		9.38%

* Less than one percent

(1) Includes 241,668 and 270,000 shares of Class A common stock issuable upon exercise of a stock option and warrant, respectively and 65,389 shares of Class A common stock,.

(2) Includes 581,842 shares of Class A common stock issuable upon exercise of a stock option and 202,235 shares of Class A common stock.

(3) Includes 461,685 shares of Class A common stock issuable upon exercise of a stock option and 122,172 shares of Class A common stock.

(4) Includes 74,438 shares of Class A common stock issuable upon exercise of a stock options and 13,542 shares of Class A common stock.

(5) Includes 10,250 shares of Class A common stock issuable upon exercise of a stock option.

(6) Includes 41,668 shares of Class A common stock issuable upon exercise of a stock option.

(7) Includes 53,000 shares of common stock that Dr. Crew purchased at par value on November 30, 2017 and 17,918 shares of Class A common stock issuable upon exercise of a stock option.

(8) Includes 77,605 shares of Class A common stock issuable upon exercise of a stock options.

(9) Everest Display, Inc., a Taiwan corporation, and Amagic Holographics, Inc., a California corporation, are related parties.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees of the Board of Directors

The Board of Directors has nominated the persons identified below for election as directors, to serve until the next annual meeting or their successors have been elected and qualified. If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy card intend to vote for any substitute whom the Board nominates.

Name	Age	Position(s)
Michael Pope	39	Chief Executive Officer, President and Director
James Mark Elliott	67	Chief Commercial Officer and Director
Tiffany Kuo	29	Non-Executive Director
Rudolph F. Crew	68	Independent Director (1) (2) (3)
Dale Strang	59	Independent Director (1) (2) (3)
[ ]	[ ]	Independent Director (1) (2)
[ ]	[ ]	Independent Director (3)

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating and Corporate Governance Committee.

The business experience during at least the last five years of our officers and directors is as follows:

Michael Pope, Chief Executive Officer, President and Director

Mr. Pope was appointed by our board on March 20, 2020 as our Chief Executive Officer and Chairman. Since July 15, 2015, Mr. Pope has served as our president. He has been a director of our Company since September 18, 2014. Mr. Pope served as Managing Director at Vert Capital, a Los Angeles based merchant bank, and its affiliates from October 2011 to October 2016, managing portfolio holdings in the education, consumer products, technology and digital media sectors. Prior to joining Vert Capital, from May 2008 to October 2011, Mr. Pope was Chief Financial Officer and Chief Operating Officer for the Taylor Family in Salt Lake City, managing family investment holdings in consumer products, professional services, real estate and education. Mr. Pope also held positions including senior SEC reporting at Omniture (Nasdaq:OMTR) and Assurance Associate at Grant Thornton. Mr. Pope holds an active CPA license and serves on the boards of various organizations. Mr. Pope earned his undergraduate and graduate degrees in accounting from Brigham Young University with academic honors. Our board of directors believes Mr. Pope’s industry experience, as well as his extensive finance and operations experience, uniquely position him to lead the Company through our next phase as a company.

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James Mark Elliott, Chief Commercial Officer and Director

Mr. Elliott has served as our Chief Commercial Officer since January 13, 2020. He previously served as our Chief Executive Officer from September 2014 until January 2020 and has served as a director since September 18, 2014. From 2012 to date, Mr. Elliott has also served as the President of Genesis. From 2005 through 2012, he was the President of Promethean, Inc., a manufacturer and distributor of whiteboards and interactive learning devices and led the team that grew Promethean in the Americas from $5 million in revenue to $250 million, with over 1,300,000 interactive whiteboards installed around the world. Throughout his career, Mr. Elliott has held senior executive roles, including president, senior vice president or director roles with Apple Computer, Lawson Software, E3 Corporation, PowerCerv Technologies, Tandem Computers, and Unisys/Burroughs. Mr. Elliott received a BBA in Economics from the University of North Georgia and a Master of Science degree in Industrial Management from Georgia Institute of Technology. Based on Mr. Elliott’s position as the chief executive officer of both the Company and Genesis, and his executive level experience in interactive learning devices and computer technology industries, our board of directors believes that Mr. Elliott has the appropriate set of skills to serve as a member of the board.

Tiffany Kuo, Non-Executive Director

Ms. Kuo has been a director of our Company since September 18, 2014. Ms. Kuo has a wide variety of experiences including life sciences consulting for Deloitte Consulting, co-founding a Personalized Medication start-up Multiply Labs, and product portfolio planning for Microsoft Healthcare. Ms. Kuo graduated from Rice University with a Bachelor of Science and Masters of Science in Electrical Engineering in 2011 and holds an MBA from The Massachusetts Institute of Technology. We believe that Ms. Kuo’s experience in business strategy and operations in her various roles throughout her career adds value and insight to our board of directors.

Rudolph F. Crew, Independent Director

Dr. Crew has been a director of our Company since April 1, 2015. Since August 2013, Dr. Crew has served as the president of Medgar Evers College. From July 2012 to July 2013, he was the chief education officer at Oregon Education Investment Board, overseeing the PK-16 system. From September 2011 to July 2012, Dr. Crew served as the president of the K12 Division at Revolution Prep, a company that offers preparation courses for the SAT and ACT standardized achievement tests. Prior to that, from January 2009 to July 2013, he was a professor at USC Rossier School of Education, teaching graduate school courses. From January 2009 to September 2011, Dr. Crew also served as the president of Global Partnership Schools, an organization that offers planning support services and collaborative programs to public schools and school districts. Dr. Crew received his bachelor’s degree in management from Babson College in 1972. He earned his master’s degree in urban education in 1973 and his doctoral degree in educational administration in 1978, both from University of Massachusetts. We believe that Dr. Crew’s in-depth knowledge and extensive experience in the field of education make him a valuable member of our board of directors.

Dale Strang, Independent Director

Mr. Strang has been a director of our company since August 10, 2017. He has served as VP, Strategic Partnerships for Johnson Controls, Inc since 2018. Previously he was Senior Vice President of Media Strategy & Operations at Healthline Networks, as President and Chief Executive officer of SpinMedia, Mr. Strang was the Chief Executive Officer and President at Viximo. Mr. Strang has over 28 years of executive level experience including 14 years at the senior management level with successful businesses including IDG, Ziff-Davis and IGN/Fox Interactive. Mr. Strang has specific expertise in digital media, consumer technology, video game publishing IoT technology. He also operates Allyn Consulting, an emerging company advisory. We believe Mr. Strang’s experience in business, advertising and marketing will add value and insight to our board of directors.

[                       ], Independent Director. [TO BE NAMED PRIOR TO FILING DEF14A]

[                       ], Independent Director [TO BE NAMED PRIOR TO FILING DEF14A]

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There are no family relationships between the directors and executive officers.

Dr. Rudy Crew, Dale Strang, [                 ] and [                  ] are our independent directors. As a Nasdaq listed company, we believe that the foregoing directors satisfy the definition of “Independent Director” under Nasdaq Rule 5605(a)(2). In making this determination, our board of directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence. As required under applicable NASDAQ rules, we anticipate that our independent directors will meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Board Operations

All directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. Directors are elected at the annual meetings to serve for one-year terms. Officers are elected by, and serve at the discretion of, the board of directors. Our board of directors shall hold meetings on at least a quarterly basis.

Mr. Pope holds the positions of Chief Executive Officer, President and Chairman of the board of the Company. The Board of Directors believes that Mr. Pope’s services as both chief executive officer and chairman of the board is in the best interest of the Company and its shareholders. Mr. Pope possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us in our business and is thus best positioned to develop agendas that ensure that the board’s time and attention are focused on the most critical matters relating to the Company’s business. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our shareholders, employees and customers.

The board of directors has not designated a lead director. The independent directors can call and plan their executive sessions collaboratively and, between meetings of the board, communicate with management and one another directly. Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors.

The board of directors receives regular reports from the Chief Executive Officer and members of senior management on operational, financial, legal and regulatory issues and risks. The Audit Committee of the board of directors additionally is charged under its charter with oversight of financial risk, including the Company’s internal controls, and it receives regular reports from management, the Company’s internal auditors and the Company’s independent auditors. Whenever a committee of the board receives a report involving risk identification, risk management or risk mitigation, the chairman of the committee reports on that discussion, as appropriate, to the full board during the next board meeting.

The board of directors held seven meetings during 2019. During 2019, no director attended fewer than 75% of the meetings of the board of directors and board committees of which the director was a member.

It is the policy of the board of directors that all directors should attend the annual meetings in person or by teleconference. Last year all seven directors attended.

Board Committees

The board of directors has standing Audit, Compensation, and Nominating committees, comprised solely of independent directors. Each committee has a charter, which is available at Company’s website, www.boxlightcorp.com.

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Audit Committee

According to its charter, the Audit Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the board to meet the independence requirements of NASDAQ, and also Rule 10A-3(b)(1) of the SEC, subject to the exemptions provided in Rule 10A-3(c). A copy of our Audit Committee Charter is located under the “Corporate Governance” tab on our website at www.boxlight.com. The Audit Committee members shall consist of [                         ], serving as our Audit Chair, Mr. Strang and Dr. Crew. All members of the Audit Committee are independent directors. The Audit Committee will assist the board by overseeing the performance of the independent auditors and the quality and integrity of our internal accounting, auditing and financial reporting practices. The Audit Committee is responsible for retaining (subject to stockholder ratification) and, as necessary, terminating the engagement of the independent auditors, annually reviewing the qualifications, performance and independence of the independent auditors and the audit plan, fees and audit results, and pre-approving audit and non-audit services to be performed by the auditors and their related fees. Our board of directors has determined that Mr. Bevis meets the qualifications of “audit committee financial expert,” as defined by the rules and regulations of the SEC.

The Audit Committee held three meetings during 2019.

Audit Committee Report

With respect to the audit of Company’s financial statements for the year ended December 31, 2019, the Audit Committee

●	has reviewed and discussed the audited financial statements with management;

●	has discussed with the Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

●	has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

[            ], Chair

Dale Strang

Rudolph F. Crew

Compensation Committee

The Compensation Committee members are Mr. Strang, Dr. Crew and [        ]. The Compensation Committee shall make recommendations to the board of directors concerning the salaries and incentive compensation for our officers, including our principal executive officer, and employees and also administers our stock option plan. A copy of our Compensation Committee Charter is located under the “Corporate Governance” tab on our website at www.boxlight.com.

The Compensation Committee held [        ] meetings during 2019.

Nominating and Corporate Governance Committee

The Corporate Governance and Nominating Committee members are Dr. Crew, Mr. Strang and [        ]. All members of the Corporate Governance and Nominating Committee are independent directors. The Corporate Governance and Nominating Committee assists the board in identifying qualified individuals to become board members, in determining the composition of the board and in monitoring board effectiveness. A copy of our Corporate Governance and Nominating Committee Charter is located under the “Corporate Governance” tab on our website at www.boxlight.com.

The Nominating and Corporate Governance Committee held [            ] meetings during 2019.

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Material Changes to the Procedures by which Security Holders May Recommend Nominees to the Board

We do not currently have a procedure by which security holders may recommend nominees to the board. Prior to the listing of our common stock on NASDAQ, as a private company with a limited shareholder base, we did not believe that it was important to provide such a procedure. However, as a publicly traded NASDAQ company with the requirement to hold annual shareholder meetings, we will consider implementing such a policy in the future.

Director Qualifications

The board of directors is responsible for overseeing the Company’s business consistent with its fiduciary duty to the stockholders. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. There are general requirements for service on the board that are applicable to directors and there are other skills and experience that should be represented on the board as a whole but not necessarily by each director. The Corporate Governance and Nominating Committee considers the qualifications of director candidates individually and in the broader context of the board’s overall composition and the Company’s current and future needs.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code will be made available on the Corporate Governance section of our website, which is located at www.boxlight.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Stockholder Communications

Stockholders can mail communications to the Board of Directors, c/o Secretary, Boxlight Corporation, 1045 Progress Circle, Lawrenceville, Georgia 30043, who will forward the correspondence to each addressee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms furnished to us and written representations by our officers and directors regarding their compliance with applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that all Section 16(a) filing requirements for our executive officers, directors and 10% stockholders were met during the year ended December 31, 2019; except for the following:

		Transactions	Number of
Name	Late Reports	Covered	Shares
Steve Hix	Form 5	Options	27,083
James Mark Elliott	Form 4	Common Stock	36,458
James Mark Elliott	Form 4	Options	100,000
Michael Pope	Form 4	Common Stock	36,458
Michael Pope	Form 4	Options	100,000
Henry “Hank” Nance	Form 4	Common Stock	36,458
Henry “Hank” Nance	Form 4	Option	100,000
Takesha Brown	Form 4	Common Stock	13,542
James Clark	Form 3	Options	52,632
Dale Strang	Form 4	Options	31,250
Tiffany Kuo	Form 4	Options	31,250
Rudolph Crew	Form 4	Options	10,417
Harold Bevis	Form 4	Options	31,250

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Executive Compensation

Summary Compensation Table

The following table sets forth information regarding the total compensation received by, or earned by, our Chief Executive Officer, our President and Chief Operating Officer and our Chief Financial Officer (collectively, the “named executive officers”) during the years ended December 31, 2019 and 2018.

Name and Principal Position	Year	Salary ($)	Option Awards ($)		Total ($)
James Mark Elliott, Chief Executive Officer (1)	2018	200,125	229,966	(4)	430,091
James Mark Elliott, Chief Executive Officer (1)	2019	295,988	62,137	(4)	358,125

Michael Pope, President (2)	2018	197,625	229,966	(5)	427,591
Michael Pope, President (2)	2019	295,988	62,137	(5)	358,125

Henry (“Hank”) Nance, Chief Operating Officer	2018	198,333	459,932	(6)	658,265
Henry (“Hank”) Nance, Chief Operating Officer	2019	315,988	62,137	(6)	378,125

Sheri Lofgren, Chief Financial Officer (3)	2018	69,375	229,966	(7)	299,341

Takesha Brown, Chief Financial Officer (3)	2018	158,750	65,394	(8)	224,144
Takesha Brown, Chief Financial Officer (3)	2019	208,913			208,913

John Patrick Henry, Vice President Sales	2018	235,942	95,045	(9)	330,987
John Patrick Henry, Vice President Sales	2019	223,662	19,419	(9)	243,081

Lori Page, Vice President Marketing	2018	133,709	67,889	(10)	201,598
Lori Page, Vice President Marketing	2019	158,992	14,565	(10)	173,557

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(1)	Mr. Elliott served as our Chief Executive Officer until January 2020, at which time he stepped down to assume a part-time position with the Company while continuing his role as a director.

(2)	Mr. Pope was appointed to the position of Chief Executive Officer and Chairman in March 2020. He continues to serve as President of the Company.

(3)	On March 15, 2018, Sheri Lofgren, the Chief Financial Officer of the Company tendered her resignation from such position. On the same date, the Board appointed Ms. Takesha Brown to serve as the new Chief Financial Officer of the Company.

(4)

On January 2, 2018, the Company granted 100,000 options with an exercise price of $5.01, a term of five years and vesting over a one- year period. The options had a fair value of approximately $230,000 on the date of grant that was calculated using the Black-Scholes option-pricing method.

On January 2, 2019. the Company granted 100,000 options with an exercise price of $1.30, a term of five years and vesting over a one- year period. The options had a fair value of approximately $62,000 on the date of grant that was calculated using the Black-Scholes option-pricing method.

(5)

On January 2, 2018, the Company granted 100,000 options with an exercise price of $5.01, a term of five years and vesting over a one year period. The options had a fair value of approximately $230,000 on the date of grant that was calculated using the Black-Scholes option-pricing method.

On January 2, 2019. the Company granted 100,000 options with an exercise price of $1.30, a term of five years and vesting over a one- year period. The options had a fair value of approximately $62,000 on the date of grant that was calculated using the Black-Scholes option-pricing method.

(6)

On January 2, 2018, the Company granted 200,000 options with an exercise price of $5.01, a term of five years and vesting over a one year period. The options had a fair value of approximately $460,000 on the date of grant that was calculated using the Black-Scholes option-pricing method.

On January 2, 2019. the Company granted 100,000 options with an exercise price of $1.30, a term of five years and vesting over a one- year period. The options had a fair value of approximately $62,000 on the date of grant that was calculated using the Black-Scholes option-pricing method.

(7)	On January 2, 2018, the Company granted 100,000 options with an exercise price of $5.01, a term of five years and vesting over a one-year period. The options had a fair value of approximately $230,000 on the date of grant that was calculated using the Black-Scholes option-pricing method.

(8)	On March 19, 2018, the Company granted 35,000 options with an exercise price of $4.00, a term of five years and vesting over a one year period. The options had a fair value of approximately $65,000 on the date of grant that was calculated using the Black-Scholes option-pricing method.

(9)	On February 14, 2018, the Company granted 35,000 options with an exercise price of $4.00, a term of five years and vesting over a four year period. The options had a fair value of approximately $95,000 on the date of grant that was calculated using the Black-Scholes option-pricing method.

On October 1, 2019, the Company granted 20,000 options with an exercise price of $1.84, a term of five years and vesting over a four-year period. The options had a fair value of approximately $19,000 on the date of grant that was calculated using the Black-Scholes option-pricing method.

(10)

On February 14, 2018, the Company granted 25,000 options with an exercise price of $4.00, a term of five years and vesting over a four year period. The options had a fair value of approximately $68,000 on grant date that was calculated using the Black-Scholes option-pricing method.

On October 1, 2019, the Company granted 15,000 options with an exercise price of $1.84, a term of five years and vesting over a four-year period. The options had a fair value of approximately $15,000 on grant date that was calculated using the Black-Scholes option-pricing method.

Employment Agreements

We entered into employment agreements with Mr. Elliott, Mr. Nance, Ms. Lofgren, Mr. Pope and Ms. Brown, the terms of which are set forth below.

James Mark Elliott

The Company entered into a three year employment agreement with Mr. Elliott dated as of November 30, 2017, pursuant to which Mr. Elliott shall receive a base salary of $195,000 per year and shall, upon evaluation of his performance and at the discretion of the Company’s board of directors, be awarded a cash bonus in the amount of $25,000 on a quarterly basis commencing on the quarter ending December 31, 2017. In addition to (and not in lieu of) the base salary, the Company shall grant Mr. Elliott employee stock options to purchase up to 100,000 shares of common stock (vesting in equal monthly installments over a one-year period, commencing on January 31, 2018), pursuant to the Corporation’s 2014 Stock Incentive Plan. The Corporation granted an additional 100,000 shares on both January 2, 2019 and January 2, 2020. On January 13, 2020, this employment agreement was amended and restated so as to allow Mr. Elliott to transition into a part-time role with the Company. Under the amended and restated employment agreement, Mr. Elliott’s salary will be $120,000 per year, with a stock option to purchase 50,000 shares of the Company’s Class A common stock, which shares shall vest in equal monthly installments over one year commencing January 13, 2020.

Mr. Elliott’s employment agreement contains confidentiality and non-competition and non-solicitation covenants that continue during and for two years following the expiration or termination of his employment agreement; provided, that such restrictive covenants expire immediately if Mr. Elliott terminates his employment agreement for “good reasons” or, in nine months if we elect to terminate his employment prior to the expiration of the term of the agreement without “cause”.

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Henry “Hank” Nance

The Company entered into an employment agreement with Mr. Nance, dated as of November 30, 2017, pursuant to which Mr. Nance shall receive a base salary of $195,000 per year and shall, upon evaluation of his performance and at the discretion of the Company’s chief executive officer, be awarded a cash bonus in the amount of $25,000 on a quarterly basis commencing on the quarter ending December 31, 2017. In addition to (and not in lieu of) the base salary, the Company shall grant Mr. Nance employee stock options to purchase up to 200,000 shares of common stock (vesting in equal monthly installments over a one-year period, commencing on January 31, 2018), pursuant to the Corporation’s 2014 Stock Incentive Plan.

Mr. Nance’s agreement contains confidentiality and non-competition and non-solicitation covenants that continue during and for two years following the expiration of his employment agreement; provided that such restrictive covenants expire immediately if we breach his employment agreement or, in nine months, if we elect to terminate his employment prior to the expiration of the term of the agreement for reasons other than cause (as defined in the employment agreement).

Sheri Lofgren

The Company entered into an employment agreement with Ms. Lofgren dated as of November 30, 2017, pursuant to which Ms. Lofgren shall receive a base salary of $195,000 per year and shall, upon evaluation of her performance and at the discretion of the Company’s Chief Executive Officer, be awarded a cash bonus in the amount of $25,000 on a quarterly basis commencing on the quarter ending December 31, 2017. In addition to (and not in lieu of) the base salary, the Company shall grant Ms. Lofgren employee stock options to purchase up to 100,000 shares of common stock (vesting in equal monthly installments over a one-year period, commencing on January 31, 2018), pursuant to the Corporation’s 2014 Stock Incentive Plan.

Ms. Lofgren’s agreement contains confidentiality and non-competition and non-solicitation covenants that continue during and for two years following the expiration of her employment agreement; provided, that such restrictive covenants expire immediately if we breach her employment agreement or, in nine months, if we elect to terminate her employment prior to the expiration of the term of the agreement for reasons other than for cause (as defined in the employment agreement).

On March 15, 2018, Sheri Lofgren, the Chief Financial Officer of the Company tendered her resignation. Ms. Lofgren’s resignation was for personal reasons and not as the result of disagreements between Ms. Lofgren and the Company on any matter relating to the Company’s operations, policies or practices.

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Michael Pope

The Company entered into an employment agreement with Mr. Pope dated as of November 30, 2017, pursuant to which Mr. Pope shall receive a base salary of $195,000 per year and shall, upon evaluation of his performance and at the discretion of the Company’s Chief Executive Officer, be awarded a cash bonus in the amount of $25,000 on a quarterly basis commencing on the quarter ending December 31, 2017. In addition to (and not in lieu of) the base salary, the Company shall grant Mr. Pope employee stock options to purchase up to 100,000 shares of common stock (vesting in equal monthly installments over a one-year period, commencing on January 31, 2018), pursuant to the Corporation’s 2014 Stock Incentive Plan.

On March 20, 2020, the Company entered into an amended and restated employment agreement with Mr. Pope, pursuant to which Mr. Pope was appointed to the position of Chief Executive Officer, President and Chairman. Under the amended and restated employment agreement, Mr. Pope will receive a base salary of $300,000 per year, up to $600,000 in an annual performance bonus in the event he achieves certain performance goals as set by the Board of Directors, and 184,484 shares of Class A common stock of the Company, which shares will vest in equal installments over 12 months. On each anniversary of Mr. Pope’s employment, he will receive an additional equity grant equal to 1% of the outstanding common stock of the Company, on a fully diluted basis, that will vest over 12 months.

Mr. Pope’s agreement contains confidentiality and non-competition and non-solicitation covenants that continue during and for two years following the expiration of his employment agreement; provided, that such restrictive covenants expire immediately if we breach his employment agreement or, in nine months, if we elect to terminate his employment prior to the expiration of the term of the agreement for reasons other than for cause (as defined in the employment agreement).

Takesha Brown

The Company entered into an employment agreement with Ms. Brown, dated as of March 19, 2018, pursuant to which Ms. Brown shall receive a base salary of $165,000 per year and shall, upon evaluation of her performance and at the discretion of the Company’s chief executive officer, be awarded a cash bonus in the amount of $12,500 on a quarterly basis commencing on the quarter ending June 30, 2018. In addition to (and not in lieu of) the base salary, the Company shall grant Ms. Brown employee stock options to purchase up to 35,000 shares of common stock (vesting in equal monthly installments over a one-year period, commencing on March 19, 2018), pursuant to the Corporation’s 2014 Stock Incentive Plan. On February 26, 2020, the Company entered into an amended and restated employment agreement with Ms. Brown pursuant to which she shall receive a base salary of $170,000.

Ms. Brown’s agreement contains confidentiality and non-competition and non-solicitation covenants that continue during and for two years following the expiration of her employment agreement; provided, that such restrictive covenants expire immediately if we breach her employment agreement or, in nine months, if we elect to terminate her employment prior to the expiration of the term of the agreement for reasons other than for cause (as defined in the employment agreement).

Lori Page

Ms. Page currently does not have an employment agreement. However, her compensation plan includes a base salary of $130,000 per year and she is eligible for a $5,000 quarterly bonus. In addition to (and not in lieu of) the base salary, the Company shall grant Ms. Page employee stock options to purchase up to 25,000 shares of common stock (vesting in equal quarterly installments over a four-year period commencing on March 31, 2018.

On March 13, 2020, Lori Page, the Vice President Marketing of the Company tendered her resignation. Ms. Page’s resignation was for personal reasons and not as the result of disagreements between Ms. Page and the Company on any matter relating to the Company’s operations, policies or practices.

John Patrick Henry

Mr. Henry currently does not have an employment agreement. However, his compensation plan includes a base salary of $100,000 per year and he is eligible for commissions of .4% of certain sales territories. In addition to (and not in lieu of) the base salary, the Company shall grant Mr. Henry employee stock options to purchase up to 35,000 shares of common stock (vesting in equal quarterly installments over a four-year period commencing on March 31, 2018)

On March 2, 2020, John Patrick Henry, the Vice President Sales of the Company tendered his resignation. Mr. Henry’s resignation was for personal reasons and not as the result of disagreements between Mr. Henry and the Company on any matter relating to the Company’s operations, policies or practices.

Outstanding Equity Awards at December 31, 2019

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2019. All share amounts and exercise prices in the following table reflects stock splits after grant date.

	Option Awards
Name	Grant Date	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date
James Mark Elliott	September 18, 2014, January 2, 2018, and January 2, 2019	531,841	-	$	0.13-5.01	September 18, 2024,January 2, 2023, and January 2, 2024
John Patrick Henry	November 30, 2017, February 14, 2018, and October 1, 2019	23,807	40,183	$	1.84-7.00	November 30, 2022, February 14, 2023 and October 1, 2024
Henry “Hank” Nance	December 31, 2014, November 30, 2017, January 2, 2018 and January 2, 2019	408,015	36,005	$	0.13-7.00	November 30, 2022,January 2, 2023, and January 2, 2024
Takesha Brown	April 4, 2017, February 14, 2018, and March 19, 2018	64,875	23,125	$	4.00-5.60	April 4, 2022, February 14, 2023 and March 19, 2023
Michael Pope	January 2, 2018 and January 2, 2019	200,000	-	$	1.30-5.01	January 2, 2023 and January 2, 2024
Lori Page	February 14, 2018 and October 1, 2019	13,438	26,562	$	1.84-5.40	February 14, 2023 and October 1, 2024

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Director Compensation

We reimburse all members of our board of directors for their direct out of pocket expenses incurred in attending meetings of our board. This table summarizes the compensation paid to each of our independent directors who served in such capacity during the fiscal year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total($)

Rudolph F. Crew	50,000	11,618	61,618

Steve Hix	7,500	30,205	37,705

Dale Strang	-	34,852	34,852

Tiffany Kuo	-	34,852	34,852

Harold Beavis	-	34,852	34,852

James Clark	-	46,593	46,593

Director Compensation Arrangements

Rudolph F. Crew

Dr. Crew receives an annual fee of $50,000, payable monthly, which commenced on March 26, 2016. In addition, in connection with the listing on Nasdaq, Dr. Crew was entitled to a one-time purchase, at par value, of 53,000 shares of our Class A common stock.

The Company also granted Dr. Crew an additional 10,417 shares of Class A common stock (vesting in equal monthly installments over a one-year period commencing on August 6, 2019).

17

Steve Hix

Mr. Hix receives an annual fee of $10,000 for serving as the Chair of our Audit Committee. The fee is payable quarterly, with the first payment to be made on September 30, 2017. On November 30, 2017, Mr. Hix was granted stock options to purchase 50,000 shares of our Class A common stock exercisable at $7.00 per share, which options were fully vested as of December 31, 2018.

The Company also granted Mr. Hix 27,083 shares of Class A common stock (vesting in equal monthly installments over a one-year period commencing on August 6, 2019).

Mr. Hix resigned effective October 15, 2019 for personal reasons and not due to any dispute with the Company.

Dale Strang

Mr. Strang was granted 31,250 shares of Class A common stock (vesting in equal monthly installments over a one-year period commencing on August 6, 2019).

Harold Beavis

On March 29, 2018, Mr. Beavis was granted stock options to purchase 25,000 shares of our Class A common stock exercisable at $4.06 per share with vesting over one year.

The Company also granted Mr. Bevis an additional 31,250 shares of Class A common stock (vesting in equal monthly installments over a one-year period commencing on August 6, 2019).

On March 20, 2020, Mr. Beavis tendered his resignation. Mr. Beavis’ resignation was for personal reasons and not as the result of any disagreements between Mr. Beavis and the Company on any matter relating to the Company’s operations, policies or practices.

Tiffany Kuo

Ms. Kuo was granted 31,250 shares of Class A common stock (vesting in equal monthly installments over a one-year period commencing on August 6, 2019).

James Clark

On October 15, 2019, Mr. Clark was granted stock options to purchase 52,632 shares of our Class A common stock exercisable at $1.90 per share with vesting quarterly over one year.

On March 12, 2020, Mr. Clark tendered his resignation. Mr. Clark’s resignation was for personal reasons and not as the result of any disagreements between Mr. Clark and the Company on any matter relating to the Company’s operations, policies or practices.

Certain Relationships and Related Transactions

On November 30, 2017, the Company entered into a management agreement with Dynamic Capital, LLC, a Nevada limited liability company owned by the AEL Irrevocable Trust and managed by Adam Levin (“Dynamic Capital”). Pursuant to the agreement, Dynamic Capital was to perform consulting services for the Company relating to, among other things, sourcing and analyzing strategic acquisitions and introductions to various financing sources. In consideration for its services, Dynamic Capital was to receive a management fee payable in cash equal to 1.125% of total consolidated net revenues for the fiscal years ended December 31, 2017 and 2018, payable in monthly installments. The annual fee was subject to a cap of $750,000 in each of 2017 and 2018. As of December 31, 2019, and December 31, 2018, the Company had a payable to Dynamic Capital $0 and $425,619, respectively. The remaining annual fee for the amount of $99,950 was paid on May 7, 2019.

On January 31, 2018, the Company entered into a management agreement (the “Management Agreement”) with an entity owned and controlled by our President and Director, Michael Pope. The Management Agreement is separate and apart from Mr. Pope’s employment agreement with the Company’s Management Agreement, effective as of the first day of the same month that Mr. Pope’s employment with the Company shall terminate, and for a term of 13 months, Mr. Pope shall provide consulting services to the Company including sourcing and analyzing strategic acquisitions, assisting with financing activities, and other services. As consideration for the services provided, the Company shall pay a management fee equal to 0.375% of the consolidated net revenues of the Company, payable in monthly installments, not to exceed $250,000 in any calendar year. At his option, Mr. Pope may defer payment until the end of each year and receive payment in the form of shares of Class A common stock of the Company.

On June 21, 2018, the Company issued a warrant to purchase 270,000 Class A common stock, at an exercise price of $1.20 per share, to Canaan Parish, LLC, an entity wholly owned by Mr. Pope (the “Canaan Warrant”). The Canaan Warrant was issued in exchange for the cancellation of a warrant that had been issued to Vert Capital Corporation, an entity owned by Mr. Pope and Mr. Levin (“Vert”), in November 2014 as compensation for certain advisory services rendered by Vert to the Company. A similar replacement warrant had also been issued to Mr. Levin’s entity, Dynamic Capital, but that warrant has since expired.

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Policies and Procedures For Related Party Transactions

Our Audit Committee Charter provides that our Audit Committee will be responsible for reviewing and approving in advance any related party transaction. Transactions requiring such pre-approval will include, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF

THE NOMINEES TO THE BOARD OF DIRECTORS.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the holder how to vote, by marking your proxy card.

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PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed Dixon Hughes Goodman LLP as the Company’s independent accountants for the fiscal year ended December 31, 2020, subject to ratification by the Company’s stockholders. Representatives of Dixon Hughes Goodman LLP may be present by tele-conference at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

In the event the stockholders fail to ratify the selection of Dixon Hughes Goodman LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Services and Fees of Independent Accountants

The following table represents fees for professional audit services for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2019 and 2018, rendered by Dixon Hughes Goodman LLP and GBH, CPA’s, respectively.

	Fiscal year ended December 31,
	2019	2018
Audit fees [1]	$317,248	$397,698
Audit-related fees [2]	14,269	60,336
Total fees	$331,517	$458,304

1.	Audit fees consist of fees for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included in the Company’s Form 10-Q and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

2.	Audit-related fees consist primarily of fees for assurance and related services by the accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Audit Committee Pre-Approval Policies

The Audit Committee shall pre-approve any non-audit services proposed to be provided to the Company by the independent auditors.

Audit Committee Pre-Approval of Services

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to the Company by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

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The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis. Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

●	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to the Company;

●	provision by the independent auditor to the Company of strategic consulting services of the type typically provided by management consulting firms; or

●	the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of the Company’s financial statements.

Subject to certain exceptions, tax services proposed to be provided by the auditor to any director, officer or employee of the Company who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by the Company, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by the Company.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

●	whether the service creates a mutual or conflicting interest between the auditor and the Company;

●	whether the service places the auditor in the position of auditing his or her own work;

●	whether the service results in the auditor acting as management or an employee of the Company; and

●	whether the service places the auditor in a position of being an advocate for the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF

THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

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PROPOSAL NO. 3

RATIFICATION OF AMENDMENT TO 2014 STOCK INCENTIVE PLAN

Summary and Purpose of the Amended Equity Participation Plan

The Board of Directors has voted to amend the 2014 Stock Incentive Plan (the “Plan”) to increase the number of shares of Common Stock authorized for issuance under the Plan by 3,700,000 shares.

Increase in Number of Authorized Shares

The total number of underlying shares of the Company’s Class A common stock available for grant to directors, officers, key employees, and consultants of the Company or a subsidiary of the Company under the Boxlight 2014 Stock Option plan is presently 2,390,438 shares. The plan was amended on September 7, 2018, wherein the Board and shareholders approved the addition of 300,000 shares increasing the total plan shares to 2,690,438.

The Plan has been in place since 2014. Presently, there are 2,690,438 shares of Common Stock authorized for issuance under the Plan. However, as of the date hereof, the Company has 5,045,142 awards granted under the Plan, and thus needs to increase the number of shares available for issuance. The Board of Directors believes that the Company’s success depends in large part on its ability to attract, retain, and motivate its executive officers and other key personnel and that grants of awards under the Plan may be a significant element of compensation for such persons. The Board of Directors believes that the proposed increase in the number of shares of Common Stock available for issuance as provided in the Plan will provide the Compensation Committee with greater flexibility in the administration of the Plan and is appropriate in light of the growth of the Company in order to attract and retain key individuals. Following the proposed increase, the total authorized number of shares under the Plan will 6,390,438 shares, which shall represent approximately 44% of the issued and outstanding shares of Common Stock of the Company as of the date hereof.

On April 15, 2020, the Board of Directors approved amendment no. 2 to the 2014 Stock Option plan to make available for the issuance of up to an additional 3,700,000 shares for grant to directors, officers and employees, which amount would represent approximately 20% or our outstanding Common Stock, assuming all 3,700,00 shares were issued and exercised under the 2014 Stock Option Plan. The Company views the availability of stock compensation as an increasingly important factor in attracting and retaining talent, especially in light of the unique circumstances and economic pressures arising as a result of the ongoing COVID-19 pandemic.

The amendment to the Plan is attached as Appendix A to this Proxy Statement.

Awards to be Granted to Certain Individuals and Groups

As of the date hereof, the Company cannot determine the benefits or amounts that will be received by or allocated to any individual or group resulting from the approval of the amendment to the Plan.

Equity Compensation Plan Information

The following table provides information as of December 31, 2019 about our equity compensation plans and arrangements.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	2,384,688	$3.35	305,749
Equity compensation plans not approved by security holders	350,000	$2.20	-
Total	2,734,688		305,749

A vote of a majority of shares present in person or by proxy at such meeting and entitled to vote is required to approve Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE

AMENDMENT TO THE PLAN TO INCREASE THE NUMBER OF AWARDS AVAILABLE FOR

FUTURE ISSUANCE UNDER THE COMPANY’S 2014 STOCK INCENTIVE PLAN.

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PROPOSAL NO. 4

APPROVAL OF ISSUANCE ABOVE 20% (THE “NASDAQ PROPOSAL”)

Summary and Purpose of Approving Stock Issuance Above 20%

The Board of Directors has voted to approve the issuance, over time, of more than 20% of its Class A Common Stock to Lind Global Macro Fund, LLP, the Company’s primary lender (“Lind”), pursuant to the terms of three securities purchase agreements and related notes issued thereunder to Lind (the “Notes”), as described in more detail below. The information set forth in this Proposal No. 4 is qualified by the terms of the securities purchase agreement and note, and amended and restated securities purchase agreement and notes, all dated February 4, 2020, which are described in and included as exhibits to our Current Report on Form 8-K filed with the SEC on February 7, 2020.

Pursuant to Nasdaq Rule 5635(d), Nasdaq listed companies are requires shareholder approval for transactions, other than “public offerings,” involving (1) the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of the shares of common stock or 20% or more of the voting power outstanding before the issuance, or (2) the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the shares of common stock or 20% or more of the voting power outstanding before the issuance at a price less than the greater. As repayment of the Lind Notes, over time, may require the issuance of more than 20% of the Company’s outstanding Class A Common Stock, we are required to obtain stockholder approval.

Summary of the Lind Notes

The three Notes issued to Lind are described as follows:

March 2019 Note

On March 22, 2019, the Company entered into a securities purchase agreement with Lind that contemplates a $4,000,000 working capital financing for Boxlight Parent and its subsidiaries. The investment is in the form of a $4,400,000 principal amount convertible secured Boxlight Parent note, payable at an 8% interest rate, compounded monthly with a maturity date of 24 months (the “March 2019 Note”). The note is convertible at the option of Lind into the Company’s Class A voting common stock at a fixed conversion price of $4.00 per share. The Company will have the right to force the Investor to convert up to 50% of the outstanding amount of the note if the volume weighted average closing price of our Class A common stock trades above $8.00 for 30 consecutive days; and 100% of the outstanding amount of the note if the volume weighted average closing price of our Class A common stock trades above $12.00 for 30 consecutive days. A commitment fee in the amount of $125,000 was paid to the Investor.

The Company paid the Investor $275,428 for closing fees by issuing 108,091 shares of Class A common stock. As of March 31, 2020 and December 31, 2019, the Company paid principal of $733,332 and $977,778, respectively, interest of $42,370 and $106,643, respectively, through issuance of Class A common stock to the Investor. Should all of the monies owed by Boxlight Parent under the March 2019 Note be paid in shares, we anticipate we would issue a total of 4,021,000 shares of our Class A common Stock to Lind, representing a total of 27.7% our outstanding Class A Common Stock as of May 15, 2020.

December 2019 Note

On December 13, 2019, the Company entered into a securities purchase agreement with Lind that contemplates a $1,250,000 working capital loan for Boxlight Parent and its subsidiaries. The investment is in the form of a $1,375,000 principal amount convertible secured Boxlight Parent note, payable at an 8% interest rate, compounded monthly with a maturity date of 24 months (the “December 2019 Note”). The note is convertible at the option of the Investor into the Company’s Class A voting common stock at a fixed conversion price of $2.50 per share. The Company will have the right to force the Investor to convert up to 50% of the outstanding amount of the note if the volume weighted average closing price of our Class A common stock trades above $5.00 for 30 consecutive days; and convert up to 100% of the outstanding amount of the note if the volume weighted average closing price of our Class A common stock trades above $6.25 for 30 consecutive days. A commitment fee in the amount of $43,750 was paid to the Investor. The Company paid the Investor $93,022 for closing fees by issuing 69,420 shares of Class A common stock. Payment on the December 2019 Note will commence on July 13, 2020. Should all of the monies owed by Boxlight Parent under the December 2019 Note be repaid in shares, se anticipate we would issue a total of 2,162,000 shares of our Class A Common Stock to Lind, representing a total of 14.9% of our outstanding Class A Common Stock as of May 15, 2020.

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2020 Note

On February 4, 2020, the Company and Lind Global Macro Fund, LP, a Delaware limited partnership (“Lind”), entered into a securities purchase agreement (the “SPA”) pursuant to which the Company received on February 6, 2020 $750,000 in exchange for the issuance to Lind of (1) an $825,000 convertible promissory note, payable at an 8% interest rate, compounded monthly (the “2020 Note”), (2) certain shares of restricted Class A common stock valued at $60,000, calculated based on the 20-day volume average weighted price of the Class A common stock for the period ended February 4, 2020, and (3) a commitment fee of $26,250. The Note matures over 24 months, with repayment to commence August 4, 2020, after which time the Company will be obligated to make monthly payments of $45,833.33 (the “Monthly Payments”), plus interest. Interest payments owed under the Note (the “Interest Payments”) shall accrue beginning on the one month anniversary following the issuance of the Note, however such Interest Payments shall accrued during the first six months of the Note, after which time the Interest Payments, including such accrued Interest Payments, shall be payable on a monthly basis in either conversion shares or in cash. A commitment fee in the amount of $26,250 was paid to the Investor. The Company paid the Investor $60,000 for closing fees by issuing 44,557 shares of Class A common stock.

Each of the Notes, as amended on February 4, 2020, contains a provision limiting Lind to holding no more than 4.99% of the Company’s Class A common stock at any one time, and if it exceeds that number at any period, it shall temporarily be allowed to own up to 9.99% of the Company’s Class A common stock. Nonetheless, the Company, under the terms of the Notes, will, over time, be issuing to Lind in excess of 20% of the Company’s Class A Common Stock in order to repay the Notes.

As of March 31, 2020, the outstanding principal net of debt issuance cost and discount, and accrued interest owed to Lind were $4,272,113 and $68,896, respectively. Principal of $3,830,091 is due within one year from March 31, 2020. As of May 20, 2020, we have issued a total of 2,716,386 shares of Class A Common Stock to Lind as repayment under the Notes. Should all of the 2020 Note be paid in shares, we anticipate we would issue up to a total of 1,201,000 shares of our Class A Common Stock to repay the 2020 Note. Thus, in the event we repay the March 2019 Note, the December 2019 Note and the 2020 Note all in shares of our Class A Common Stock, over time we would issue up to a total of 7,384,000 shares, or 51%%, of our outstanding Class A Common Stock to Lind as repayment shares.

In addition, under the terms of the Notes with Lind, we may be obligated to pay Lind certain “Make Whole” shares in the event that the five-day VWAP as of the close of business on the six-month anniversary of the Closing Date of each Note is less than the 20-day VWAP as of the close of business on the day immediately prior to the Closing Date. In such case, the Company is obligated to issue to Lind such number of additional shares of Common Stock (the “Make Whole Shares”) that is equal to the difference of (a) $100,000 divided by the five-day VWAP as of the close of business on the six-month anniversary of the Closing Date and (b) the aggregate number of Closing Shares issued to the Investor at Closing. As a result, at times depending on market conditions, Lind may be receiving additional repayment shares at below market value.

Potential Adverse Effects

If this proposal is approved by the shareholders, a minimum of 7,384,000 shares, or 51% percent (based upon the total shares of the Company’s Class A Common Stock outstanding as of May 15, 2020), would be issuable, over time, in conjunction with the conversion of the Notes, so our stockholders will experience substantial dilution of their interests as a result of these conversions.

Effect on Current Stockholders if this Action is Not Approved

If our shareholders do not approve this Proposal No. 4, then the aggregate number of shares of common stock issuable will be limited to issuing to Lind no more than 19.99% of our Class A Common Stock, or 2,905,678 shares (of which 2,266,832 have already been issued). In such case, we would be required to seek to make such payments in cash, which would require us to locate new lenders, which could be difficult under current market circumstances. We are not seeking stockholder approval to authorize the offering of Class A Common Stock or the entry into or the closing of the Lind transactions, or the execution of the related transaction documents, as we have already entered into and closed the transactions and executed the related transaction documents, which are binding obligations on us. The failure of our shareholders to approve this Proposal No. 4 will not negate the existing terms of such transaction documents or any other documents relating to the offering of common stock or the acquisition.

Vote Required

Approval of this Proposal No. 4 (otherwise referred to as the Nasdaq Marketplace Rule Proposal) requires the affirmative vote of the holders of a majority of the shares of common stock casting votes in person or by proxy on this proposal at the Annual Meeting. Abstentions and broker non-votes will have no effect on the vote on this proposal.

A vote of a majority of shares present in person or by proxy at such meeting and entitled to vote is required to approve Proposal No. 4.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE

NASDAQ PROPOSAL.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares to amend the Plan, unless you direct the holder how to vote, by marking your proxy card, or by following the instructions on the proxy card to vote on the Internet.

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OTHER INFORMATION

Stockholders’ Proposals for the 2021 Annual Meeting

A stockholder of record may present a proposal for action at the 2021 Annual Meeting provided that we receive the proposal at our executive office no later than [ ], 2020. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in our proxy materials for a meeting of security holders. At the 2021 Annual Meeting, management proxies will have discretionary authority, under Rule 14a-4 of the Securities Exchange Act of 1934, to vote on stockholder proposals that are not submitted for inclusion in our proxy statement unless received by us before [  ], 2020.

Other Business

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.

Where You Can Find More Information

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov. The Company’s Annual Report on Form 10-K is available on our website at www.boxlightcorp.com.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [  ], 2020. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Michael Pope
Name:	Michael Pope
Title:	Chief Executive Officer

May [  ], 2020

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Appendix A

[Amendment No. 2 to Boxlight Corporation 2014 Equity Incentive Plan]

AMENDENMENT NO. 2

BOXLIGHT CORPORATION

(formerly, Logical CHoice Corporation)

2014 Stock Incentive Plan

TABLE OF CONTENTS

SECTION 1. DEFINITIONS	1
“Acquired Share(s)”	1
“Board of Directors”	1
“Business Day”	1
“Call Price”	1
“Cause”	1
“Code”	1
“Committee”	1
“Common Stock”	1
“Company”	1
“Competitor”	1
“Confidential Information”	1
“Disability”	2
“Disloyal Act”	2
“Disposition”	2
“Effective Date of Termination”	2
“Exercise Agreement”	2
“Exercise Price”	2
“Family Group”	2
“Fair Value”	2
“Holding Period”	3
“Incentive Shares”	3
“Incentive Stock Option” or “Qualified Stock Option”	3
“ISO-FMV”	3
“Non-Employee Director”	3
“Non-Qualified Stock Option”	4
“Offer”	4
“Option”	4
“Over 10% Owner”	4
“Parent”	4
“Participant”	4
“Plan”	4
“Prime Rate”	4
“Proposed Purchase Price”	4
“Proposed Purchaser”	4
“Public Offering”	4
“Resignation For Good Reason”	4
“Restricted Stock Award”	5
“Restricted Stock Award Agreement”	5
“Stock Appreciation Right”	5
“Stock Appreciation Right Agreement”	5
“Stock Incentive”	5
“Stock Incentive Agreement”	5
“Stock Option Agreement” or “Stock Option Certificate”	5
“Subsidiary”	5
“Tax Date”	5
“Termination of Employment”	5
“Trade Secret(s)”	5
“Transaction”	6
“Transfer Notice”	6
“Transferee”	6
“Withholding Election”	6

AMEndMENT No. 2 to the Boxlight Corporation

(formerly, Logical Choice CORPORATION)
2014 Stock Incentive Plan

SECTION 1. DEFINITIONS

The following capitalized terms are used throughout the Plan, Stock Incentive Agreements, and Exercise Agreements with the meaning thereafter ascribed:

“Acquired Share(s)” means any and all outstanding shares of Common Stock issued pursuant to Stock Incentives awarded under the Plan. For purposes of the restrictions on transfer set forth in Section 7.1 hereof, “Acquired Shares” excludes shares which have been sold and transferred: (a) in a Public Offering, (b) in a Transaction, (c) after compliance with the right of first refusal in Section 7.2 hereof, and (d) after a Public Offering, in a transaction effected pursuant to Rule 144 promulgated under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means a day on which the New York Stock Exchange is open for trading.

“Call Price” means the purchase price, determined in accordance with Section 7.4 hereof, to be paid by the Company for each Acquired Share repurchased by the Company in accordance with Section 7.3 hereof.

“Cause” means conduct amounting to: (a) fraud or dishonesty against the Company, (b) willful misconduct, insubordination, or repeated refusal or inability to follow the reasonable and lawful directives of the Board of Directors, (c) or knowing violation of law in the course of performance of duties or services of a Participant’s employment or other relationship with the Company, (d) repeated absences from work without a reasonable excuse, (e) intoxication with alcohol or drugs while on the Company’s premises or during regular business hours, (f) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, (g) a breach or violation of the terms of any employment or other agreement to which Participant and the Company are party, (h) substandard or ineffective performance of the duties of employment as determined by the Committee, or (i) a Disloyal Act.

“Code” means the Internal Revenue Code, as amended from time to time.

“Committee” means the committee appointed by the Board of Directors to administer the Plan or, in the absence of appointment of such committee, the Board of Directors.

“Common Stock” means the Company’s Class A common stock, par value $0.0001 per share, or any successor securities thereto.

“Company” means Boxlight Corporation (formerly, Logical Choice Corporation), a Nevada corporation.

“Competitor” means a business which involves providing consulting, development, discovery, licensing, marketing and/or distribution of software which provides linking or communications between imaging software and database software.

“Confidential Information” means information, other than Trade Secrets, that is of value to its owner and is treated as confidential, including, but not limited to, future business plans, licensing strategies, advertising campaigns, information regarding executives or employees, and the terms and conditions of the Plan and any Option Agreement.

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“Disability” means: (a) the inability to perform the duties of employment due to physical or emotional incapacity or illness, where such inability is expected to be of long-continued and indefinite duration, or (b) a Participant shall be entitled to: (i) disability retirement benefits under the federal Social Security Act, or (ii) recover benefits under any long-term disability plan or policy maintained by the Company. In the event of a dispute, the determination of Disability shall be made by the Committee and shall be supported by advice of a physician competent in the area to which such Disability relates.

“Disloyal Act” means: (a) improper or unauthorized disclosure of Trade Secrets or Confidential Information, or (b) Performing Services (as such term is defined below), without the written consent or acquiescence of the Committee. As used in the preceding sentence, “Performing Services” means that the Participant performs services for a Competitor that are substantially the same as the services Participant performs or performed for the Company: (i) during the time the Participant is employed by, or is engaged to perform services for, the Company, its Parent, or a Subsidiary, or (ii) during the one (1) year period which commences on the Effective Date of Termination. The Committee shall not be deemed to have acquiesced in a Disloyal Act, even if the Committee has actual knowledge of the Disloyal Act, unless: (A) the activities which constitute a Disloyal Act are listed on an exhibit to any employment agreement between the Company and such Participant, (B) the Participant gave written notice of the Participant’s intention to perform such Disloyal Act to the Board of Directors not less than thirty (30) Business Days prior to the performance of such Disloyal Act and the Committee did not object, or (C) the Participant was directed in writing by an officer or a managerial employee of the Company to perform such Disloyal Act and the Participant delivered a copy of such written direction to the Committee within ten (10) days of the Committee’s request for such a copy.

“Disposition” means any conveyance, sale, transfer, assignment, pledge, or hypothecation of Common Stock, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

“Effective Date of Termination” means the effective date of Termination of Employment as determined by the Committee. In making its determination, the Committee shall consider the date stated in any notice of termination given by the Company, and if no notice of termination is given by the Company, the date on which a Participant last performs the duties or services of the Participant’s employment or other relationship with the Company as determined by the Committee. In the absence of manifest error, the Committee’s determination is final, binding, and nonappealable.

“Exercise Agreement” means an agreement entered into by and between a Participant and the Company which sets forth the terms and conditions with respect to the Participant’s exercise of an Option and the issuance of Shares thereupon.

“Exercise Price” means the consideration which must be paid by a Participant or a Transferee to purchase one share of Common Stock upon exercise of an Option.

“Family Group” means, with respect to any Participant, such Participant’s spouse and descendants (whether natural or adopted), and any trust solely for the benefit of such Participant and/or such Participant’s spouse and/or their respective ancestors and/or descendants.

“Fair Value” means the value of one share of Common Stock determined as set forth below, as of the business day which immediately precedes the date for which Fair Value is determined.

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(a) If the Common Stock is not: (i) listed on any securities exchange, (ii) quoted in the NASDAQ National Market System, or (iii) quoted in the over-the-counter market as reported by the National Quotation Bureau, “Fair Value” means an amount determined by the Committee in good faith. In making the determination of the Fair Value pursuant to this subparagraph (a), the Committee shall assume: (A) that the value of the Company is equal to the amount which would be paid in cash for the Company, as a going concern, by an unaffiliated third party buyer, and may take into account such additional factors as may be relevant to such valuation, including, without limitation, the absence of a trading market for the Common Stock, the minority status of the shares of Common Stock, and such other facts and circumstances as may be material, in the judgment of the Committee, and (B) that the Fair Value of one share of Common Stock is equal to: (I) the value of the Company, divided by (II) the sum of the number of outstanding shares of Common Stock, plus all Incentive Shares, plus all shares of Common Stock issuable upon: (x) the exercise of all outstanding options not issued under the Plan, warrants, and rights to purchase Common Stock, and (y) the conversion of all outstanding convertible securities. The Fair Value established by the Committee shall, in the absence of manifest error, be final, binding, and conclusive upon the Company and all affected Participants.

(b) If the Common Stock is: (x) listed on a securities exchange, (y) quoted in the NASDAQ National Market System, or (z) quoted in the over-the-counter market as reported by the National Quotation Bureau, “Fair Value” means the average Daily Price (as such term is defined below) over a twenty (20) Business Day period consisting of the day as of which Fair Value is being determined and the nineteen (19) consecutive Business Days prior to such date. For the purposes of computing Fair Value, the “Daily Price” for each of the twenty (20) consecutive Business Days shall be determined as follows:

(i) If the Common Stock is listed on a securities exchange, the “Daily Price” is the closing price of the Common Stock on the securities exchange having the greatest trading volume over the preceding thirty (30) calendar day period, or, if there have been no sales on a particular Business Day, the average of the last reported bid and asked quotations on such exchange at the close of business for such Business Day.

(ii) If the Common Stock is quoted on the NASDAQ National Market System, the “Daily Price” is the average of the representative bid and asked prices of the Common Stock quoted in the NASDAQ National Market System as of 4:00 p.m., Eastern Time.

(iii) If the Common Stock is quoted on the over-the-counter market as reported by the National Quotation Bureau, the “Daily Price” is the average of the highest bid and asked prices of the Common Stock on the over-the-counter market as reported by the National Quotation Bureau.

“Holding Period” means a one (1) year period which commences on the Effective Date of Termination, except that, if the Company is or becomes a party to an agreement with a third party which prohibits the Company from exercising the right of first refusal in Section 7.2 hereof or the Company’s right to purchase Acquired Shares upon Termination of Employment in Section 7.3 hereof, or, if the exercise of such rights would cause the Company to breach any financial or other covenant in any agreement to which the Company is a party, Holding Period means the period which commences on the Effective Date of Termination and ends on the first anniversary of the date that the Company is no longer subject to, or obtains a waiver of, such prohibition or covenant.

“Incentive Shares” means all shares of Common Stock subject to issuance upon exercise or payment of all outstanding Stock Incentives.

“Incentive Stock Option” or “Qualified Stock Option” means an incentive stock option, as defined in Code Section 422, which is awarded under the Plan.

“ISO-FMV” means the Fair Value of one (1) share of Common Stock, determined without consideration of factors such as the absence of a trading market, the minority status of the shares of Common Stock, or any other factor, except a restriction which, by its terms, will never lapse.

“Non-Employee Director” means a member of the Board of Directors who:

(a) is not currently an officer or otherwise employed by the Company, its Parent, or any Subsidiary;

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(b) does not receive compensation directly or indirectly from the Company, its Parent, or any Subsidiary, for services rendered as a consultant or in any capacity other than as a director, except for compensation in an amount for which disclosure would not be required pursuant to Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933;

(c) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933; and

(d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933.

“Non-Qualified Stock Option” means a stock option awarded under the Plan which does not qualify as an Incentive Stock Option.

“Offer” means a bona fide written offer made by a Proposed Purchaser to a Participant or Transferee to purchase Acquired Shares owned by such Participant or Transferee in an arm’s length transaction.

“Option” means a Non-Qualified Stock Option or an Incentive Stock Option.

“Over 10% Owner” means an individual who, at the time an Incentive Stock Option is granted, owns Common Stock possessing more than ten percent (10%) of the total combined voting power of the Company, or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if (with respect to Incentive Stock Options, at the time of granting of the Option), each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

“Participant” means an individual who receives a Stock Incentive.

“Plan” means the Logical Choice Technologies, Inc. 1999 Stock Incentive Plan.

“Prime Rate” means the prime rate as published in the “Money Rates” column of the Wall Street Journal, and if more than one rate is published, the average of such rates, and if there is a range of such rates, the average of such rates.

“Proposed Purchase Price” means the price per Acquired Share offered in an Offer by a Proposed Purchaser.

“Proposed Purchaser” means an unrelated third party who is not a Competitor who makes a bona fide arm’s length written offer to a Participant or a Transferee to purchase Acquired Shares owned by such Participant or Transferee.

“Public Offering” means the offering for sale by the Company of Common Stock pursuant to a registration statement filed in accordance with the Securities Act of 1933, as amended, or any comparable law then in effect, which results in gross proceeds to the Company in excess of five million dollars ($5,000,000.00). The effective date of any such Public Offering shall be the first day on which the securities covered thereby may lawfully be offered and sold pursuant to such registration statement.

“Resignation For Good Reason” means any voluntary resignation of employment by a Participant, because of: (a) a material reduction in the Participant’s total compensation package, (b) the Participant’s involuntary relocation by the Company to a location which is outside the boundaries established by the Internal Revenue Service for determining whether expenses incurred in commuting to and from a place of employment are tax deductible, or (c) a material change in the responsibilities of employment which is not based upon substandard or ineffective job performance. In order to qualify as a Resignation for Good Reason, the Participant must tender written notice of resignation within thirty (30) days of the first to occur of the events described in clause (a), (b), or (c). Any resignation after such thirty (30) day period shall not, without the consent of the Committee, be a Resignation For Good Reason. The Committee shall, in good faith, make the final determination as to whether a resignation is a Resignation for Good Reason, and such determination, in the absence of manifest error, shall be final, binding, and nonappealable.

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“Restricted Stock Award” means restricted stock awarded pursuant to the Plan.

“Restricted Stock Award Agreement” means an agreement between the Company and a Participant evidencing an award of a Restricted Stock Award.

“Stock Appreciation Right” means a stock appreciation right awarded pursuant to the Plan.

“Stock Appreciation Right Agreement” means an agreement between the Company and a Participant evidencing an award of a Stock Appreciation Right.

“Stock Incentive” means an Incentive Stock Option, a Non-Qualified Stock Option, a Restricted Stock Award, or a Stock Appreciation Right.

“Stock Incentive Agreement” means an agreement between the Company and a Participant evidencing an award of a Stock Incentive, including a Stock Option Agreement, a Stock Appreciation Right Agreement, or a Restricted Stock Award Agreement.

“Stock Option Agreement” or “Stock Option Certificate” means an agreement between the Company and a Participant evidencing the grant of an Option.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if (with respect to Incentive Stock Options, at the time of the granting of the Option) each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

“Tax Date” means the date on which the amount of any tax required to be withheld is determined.

“Termination of Employment” means the termination of the employer-employee relationship between a Participant and the Company (and its Parents and Subsidiaries), regardless of the fact that severance or similar payments are made to the Participant, for any reason, including, without limitation, a termination by resignation, discharge, death, Disability, or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Employment, including, without limitation, the question of whether a leave of absence constitutes a Termination of Employment, or whether a Termination of Employment is for Cause.

“Trade Secret(s)” means information, without regard to form, which derives economic value, actual or potential, from not being generally known and not being readily ascertainable to other persons who can obtain economic value from its disclosure or use and which is the subject of efforts that are reasonable under the circumstances to maintain its secrecy or confidentiality. Trade Secrets may include either technical or non-technical data, including without limitation: (a) any useful process, machine, chemical formula, composition of matter, or other device which: (i) is new or which the Participant has a reasonable basis to believe may be new, (ii) is being used or studied by the Company and is not described in a patent or in any literature already published and distributed externally by the Company, and (iii) is not readily ascertainable from inspection of a product of the Company; (b) any engineering, technical, or product specifications including those of features used in any current product of the Company, or to be used, or the use of which is contemplated, in a future product of the Company; (c) any application, operating system, communication system, or other computer software (whether in source or object code) and all flow charts, algorithms, coding sheets, routines, subroutines, compilers, assemblers, design concepts, test data, documentation, or manuals related thereto, whether or not copyrighted, patented or patentable, related to or used in the business of the company; and (d) information concerning the customers, suppliers, products, pricing strategies of the Company, personnel assignments, and policies of the Company, or matters concerning the financial affairs and management of the Company or any parent, subsidiary, or affiliate of the Company.

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“Transaction” means any: (a) dissolution or liquidation of the Company; (b) merger, consolidation, combination, reorganization, or like transaction in which the Company is not the survivor, or any share exchange in which the Company is not the parent; (c) sale or transfer (other than as security for the Company’s obligations) of all or substantially all of the assets of the Company; or (d) sale or transfer of ninety percent (90%) or more of the issued and outstanding shares of Common Stock by the holders thereof in a single transaction or in a series of related transactions, except that a distribution of shares of Common Stock by a holder that is (A) an entity to: (x) the employees, officers, and/or directors of such holder, (y) the shareholders, partners, other equity security holders, or beneficiaries of such holder, or (z) to any Parent or Subsidiary, or (B) an individual to members of such holder’s Family Group, for no consideration, shall not be deemed a “transfer” for purposes of this clause.

“Transfer Notice” means a written notice of an Offer which states the number of Acquired Shares subject to such Offer, the Proposed Purchase Price, and terms of payment offered by a Proposed Purchaser in such Offer.

“Transferee” means the estate, or the executor or administrator of the estate, of a deceased Participant, or the personal representative of a Participant suffering a Disability, or any subsequent transferee of the Transferee.

“Withholding Election” means a Participant’s election: (a) with respect to Common Stock issued pursuant to any Stock Incentive, to have the number of shares of Common Stock so issued reduced in accordance with Section 8.1 hereof by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Value of such shares of Common Stock, determined as of the Tax Date, is sufficient to satisfy all federal, state, and local tax withholding obligations arising from the issuance of such shares of Common Stock, or (b) with respect to the vesting of any Restricted Stock Award, to tender, in accordance with Section 8.1 hereof, the smallest number of whole shares of Common Stock back to the Company which, when multiplied by the Fair Value determined as of the Tax Date, is sufficient to satisfy all federal, state, and local, tax withholding obligations arising from the vesting of such Restricted Stock Award.

Section 2. Stock Incentive Plan

Section 2.1. Plan Purpose. The Plan is intended to provide an opportunity for directors, officers, key employees, and consultants of the Company to acquire Common Stock, or to receive compensation which is based upon appreciation in the value of Common Stock. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, and Stock Appreciation Rights to aid the Company in retaining and obtaining key personnel of outstanding ability. The Company expects the grant of Stock Incentives to benefit the Company by motivating such key personnel to help the Company succeed.

Section 2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 8.2 hereof, SIX MILLION THREE HUNDRED NINETY THOUSAND FOUR HUNDRED THIRTY-EIGHT (6,390,438) shares of Common Stock (the “Total Reserved Shares”) are hereby reserved exclusively for issuance pursuant to Stock Incentives granted under the Plan. At no time shall the Company have outstanding Incentive Shares and Acquired Shares in excess of the Total Reserved Shares, minus the number of Acquired Shares redeemed by the Company pursuant to Sections 7.2 and 7.3 hereof. Acquired Shares redeemed by the Company may be either (a) authorized and unissued Common Stock or (b) Common Stock held in the treasury of the Company, as shall be determined by the Committee. If an Option or Stock Appreciation Right expires or terminates for any reason without being exercised in full, or if Acquired Shares issued under a Restricted Stock Award are transferred back to the Company pursuant to the restrictions thereon, other than pursuant to the Company’s call right pursuant to Section 7.3 or the Company’s right of first refusal pursuant to Section 7.2, such Shares shall again be available for purposes of the Plan. Acquired Shares purchased by the Company pursuant to Section 7.2 hereof and Section 7.3 hereof shall not be available for the purposes of the Plan. As a result of two reverse stock splits, pursuant to Section 8.2 hereof, the Total Reserved Shares have been adjusted to One Million Six Hundred Forty Four Thousand Six Hundred and Fifteen (1,644,615) shares of Common Stock.

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Section 2.3 Plan Administration. The Plan shall be administered by the Committee. The Committee shall have full and plenary power and authority in its discretion to determine the directors, officers, key employees, and consultants of the Company to whom Stock Incentives shall be granted and the terms and provisions of all Stock Incentives, subject to the provisions of the Plan. Subject to the provisions of the Plan, the Committee shall have full and plenary power and authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Stock Incentive Agreements, and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions, in the absence of manifest error, shall be final and binding on all Participants. No member of the Committee shall be liable for damages for any action taken as a member of the Committee.

Section 2.4 Composition of Committee after Initial Public Offering. Following the first registration of an equity security under Section 12 of the Securities Exchange Act of 1934, as amended, the Committee shall consist of at a minimum two (2) or more Non-Employee Directors.

Section 2.5 Eligibility and Limits. Stock Incentives may be granted only to directors, officers, key employees, and consultants of the Company or a Parent or Subsidiary the Company; provided, however, that an Incentive Stock Option may only be granted to an employee of any such entity.

Section 3. Terms and Conditions of All Stock Incentives

Every Stock Incentive granted under the Plan shall conform to the following provisions of the Plan and may contain such other terms and conditions which are not inconsistent with the Plan as the Committee determines are advisable and in the interest of the Company:

Section 3.1. Number of Shares. The number of Incentive Shares subject to a Stock Incentive shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 of the Plan. The number of Incentive Shares shall be set forth in the Stock Incentive Agreement, and shall be subject to adjustment as provided in Section 8.2 hereof.

Section 3.2. Stock Incentive Agreement. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company and the Participant, which shall be in such form and contain such terms and conditions as the Committee in its discretion may, subject to the provisions of the Plan, from time to time determine.

Section 3.3. Date of Grant. The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive Agreement, has determined the recipient of the Stock Incentive, the number of Incentive Shares subject to the Stock Incentive, and has taken all such other action necessary to complete the grant of the Stock Incentive. Such date shall be set forth in the Stock Incentive Agreement.

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Section 3.4. Accelerated Vesting upon Consummation of a Transaction. Unless otherwise set forth in a Stock Incentive Agreement: (a) each unexpired Option which is vested or would vest within twelve (12) months after the date of consummation of a Transaction shall become exercisable upon the consummation of a Transaction with respect to all of the Incentive Shares subject to such Option, without regard to the date of grant of the Option, and notwithstanding that such Option would be unvested or otherwise unexercisable with respect to some or all of such Incentive Shares, (b) each unexpired Stock Appreciation Right which is vested or would vest within twelve (12) months after the date of consummation of a Transaction shall become payable upon the consummation of a Transaction as to all of the Incentive Shares subject to the Stock Appreciation Right, without regard to the date of award of the Stock Appreciation Right, and (c) each unexpired Restricted Stock Award which has not been previously forfeited which is vested or would vest within twelve (12) months after the date of consummation of a Transaction shall be vested as to all of the Acquired Shares subject to such Restricted Stock Award upon the consummation of a Transaction, without regard to the date of award of the Restricted Stock Award. The preceding sentence notwithstanding, at any time prior to the consummation of a Transaction, the Committee may impose conditions on the exercise, redemption, or substitution of any outstanding Stock Incentive, including, without limitation, a condition of the continued employment of the affected Participant with the Company, or any successor to the Company, after the closing of a Transaction, in order to receive payment of any consideration payable in a Transaction in respect of Incentive Shares, which, in the absence of an acceleration pursuant to this Section 3.4, would be unvested Incentive Shares, provided, however, that if the Committee imposes an employment condition after the closing of a Transaction, such condition shall be deemed satisfied if a Termination of Employment results from (x) the death or Disability of a Participant or (y) a Resignation for Good Reason.

Section 3.5. Redemption of Stock Incentives. Notwithstanding anything to the contrary contained herein or in any Stock Incentive Agreement, the Company shall have the absolute right to redeem any or all outstanding Stock Incentives from any or all Participants in connection with a Transaction for an amount which, with respect to each Participant, represents the Committee’s best estimate of the amount and type of consideration a holder of the number of shares of Common Stock equal to the number of vested Incentive Shares held by such Participant would receive in the Transaction after deduction of the Exercise Price and all legal, accounting, and other expenses incurred in the Transaction, and satisfaction of excluded liabilities and indebtedness not assumed in the Transaction (the “Redemption Price”), and subject to such other terms and conditions set by the Committee. If the Company calls any or all of the outstanding Stock Incentives for redemption, the affected Participants shall be under a mandatory obligation to sell their Stock Incentives to the Company at the Redemption Price and upon such other terms as may be established by the Committee. In the event a Participant fails to deliver a Stock Incentive for redemption to the Company in accordance with this Section 3.5, the Company may terminate and cancel any Stock Incentive upon delivery of the Redemption Price to such Participant, whereupon all rights of such Participant under the Stock Incentive shall be extinguished.

Section 3.6. Certain Termination Events. Unless otherwise set forth in a Stock Incentive Agreement, an outstanding Stock Incentive shall terminate upon the first to occur of any of the following events:

(a) 5:00 p.m. Eastern Time on the date on which the Participant holding a Stock Incentive commits a Disloyal Act;

(b) 5:00 p.m. Eastern Time on the fifth (5th) anniversary of the Award Date set forth in the Stock Incentive Agreement;

(c) 5:00 p.m. Eastern Time on the date of closing of a Transaction;

(d) If the Stock Incentive is not an Incentive Stock Option, 5:00 p.m. Eastern Time on the Effective Date of Termination of the Participant holding the Stock Incentive, provided however, if Termination of Employment results from death or Disability of such Participant, the Stock Incentive shall not terminate until 5:00 p.m. Eastern Time ninety (90) days after the Effective Date of Termination, or in the case of a Stock Appreciation Right only upon the consummation of a Transaction in accordance with Section 5.5;

(e) If the Stock Incentive is an Incentive Stock Option, 5:00 p.m. Eastern Time on the ninetieth (90th) day after a Termination of Employment of the Participant holding the Stock Incentive.

(f) 5:00 p.m. Eastern Time on the date the Stock Incentive is redeemed pursuant to Section 3.5 of the Plan; or

(g) 5:00 p.m. Eastern Time on the date a substituted stock option is issued pursuant to Section 4.7 of the Plan in replacement of any Option issued under the Plan.

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Section 4. Terms and Conditions of Options

Every Option granted under the Plan shall be evidenced by a Stock Option Agreement which conforms to the following provisions of the Plan, and which may contain such other terms and conditions which are not inconsistent with the Plan as the Committee determines are advisable and in the interest of the Company under the circumstances.

Section 4.1. Type of Option. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as either an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the Acquired Shares purchased pursuant to the Option to clearly identify them as Acquired Shares purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company’s shareholders.

Section 4.2. Exercise Price. The Exercise Price of each Option granted under the Plan shall be set forth in the Stock Option Agreement evidencing such Option. The Exercise Price shall be subject to adjustment in accordance with Section 8.2 hereof; provided however, that the Exercise Price of any Incentive Stock Option that is granted to a Participant who is not an Over 10% Owner shall not be less than the ISO-FMV on the date the Incentive Stock Option is granted; and provided further, that the Exercise Price of any Incentive Stock Option that is awarded to a Participant who is an Over 10% Owner shall not be less than one hundred ten percent (110%) of the ISO-FMV on the date the Incentive Stock Option is granted.

Section 4.3. Term of Option. The term of any Option shall be as set forth in the applicable Stock Option Agreement; provided, however, that the term of any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not exceed ten (10) years after the date the Option is granted, and provided further, that the term of any Incentive Stock Option granted to an Over 10% Owner shall not exceed five (5) years after the date the Option is granted.

Section 4.4. Payment of Exercise Price. The Exercise Price of any Option shall be paid in cash, or, after a Public Offering, or other exercise with the consent of the Committee, by a cashless exercise through a brokerage transaction or such other means as the Committee determines. The Committee, prior to a Public Offering, may, but shall not be obligated to, accept payment of the Exercise Price by a promissory note of the Participant which is secured by the Acquired Shares issued upon exercise of the Option. No Acquired Shares shall be issued or delivered upon exercise of an Option until full payment of the Exercise Price has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder until Acquired Shares are issued upon exercise of the Option.

Section 4.5. Vesting. Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Option Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part.

Section 4.6. Nontransferability of Options. Except as provided in Section 4.7 below, an Option shall not be transferable, or assignable, except by will or by the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by the Participant, or in the event of the Disability of the Participant, by the Participant’s Transferee.

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Section 4.7. Substitution of Previously Issued Options.

(a) Notwithstanding anything to the contrary in the Plan, any Option granted in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an Exercise Price computed in accordance with such Code Section and the regulations thereunder, and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

(b) The Company shall have the absolute right in connection with any Transaction in which the Company will not be the surviving entity (including a sale of assets) to negotiate for the substitution of all or part of the outstanding Options for options issued by the surviving entity, or its parent or a subsidiary of such surviving entity, provided the number of shares subject to such substituted option, the number of shares “vested” or otherwise immediately exercisable thereunder, the exercise price of such substituted option, and all other terms and conditions of such substituted option are such that the Participant is in substantially the same economic position after receiving the substitute option as such Participant was in immediately prior to such substitution (after taking into account the effect of Section 3.4 of the Plan). The Company shall use best efforts to cause any such substituted option to be issued at the closing of the Transaction.

Section 5. Terms and Conditions of Stock Appreciation Rights

Every Stock Appreciation Right awarded under the Plan shall be evidenced by a Stock Appreciation Right Agreement that conforms to the following provisions of the Plan and which may contain such other terms and conditions which are not inconsistent with the Plan as the Committee determines are advisable and in the interest of the Company:

Section 5.1. Award. A Stock Appreciation Right may be awarded in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of: (a) the Fair Value of a specified number of Incentive Shares at the time of exercise, minus (b) a specified price which shall be not less than the Option’s Exercise Price for that number of Incentive Shares, in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or, in the case of any other Stock Appreciation Right, not less than one hundred percent (100%) of the Fair Value of the specified number of Incentive Shares at the time the Stock Appreciation Right was awarded. A Stock Appreciation Right granted in connection with the grant of an Option may only be exercised to the extent that the related Option has not been exercised. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of any related Option to the extent the Stock Appreciation Right has been exercised.

Section 5.2. Payment under Stock Appreciation Right. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash, or by issuance of Acquired Shares (at the aggregate Fair Value on the date of payment or exercise), as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

Section 5.3. Exercise. Each Stock Appreciation Right shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Appreciation Right Agreement; provided, however, that subsequent to the award of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part.

Section 5.4. Nontransferability of Stock Appreciation Rights. A Stock Appreciation Right shall not be transferable or assignable, except by will or by the laws of descent and distribution, and shall be payable during the Participant’s lifetime only to the Participant, or in the event of the Disability of the Participant, to the legal representative of the Participant.

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Section 5.5. Effect of Termination of Employment. Stock Appreciation Rights, and all rights thereunder, terminate upon Termination of Employment, except that, if Termination of Employment is the result of death or Disability, no additional Incentive Shares shall become vested, however, the Stock Appreciation Right shall not terminate and shall remain in full force and effect, and shall be exercisable by the Transferee upon the consummation of a Transaction upon compliance with the terms of this Plan and the terms of the Stock Appreciation Right Certificate.

Section 6. Terms and Conditions of Restricted Stock Awards

Every Restricted Stock Award awarded under the Plan shall be evidenced by a Restricted Stock Award Agreement that conforms to the following provisions of the Plan and which may contain such other terms and conditions which are not inconsistent with the Plan as the Committee determines are advisable and in the interest of the Company.

Section 6.1. Award. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions for such periods of time as determined by the Committee. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction periods with respect to any part or all of the Acquired Shares subject to a Restricted Stock Award.

Section 6.2. Payment under Restricted Stock Award. As a condition precedent to the award of a Restricted Stock Award, the Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Value of the Acquired Shares awarded pursuant to the Restricted Stock Award, determined as of the date of award of the Restricted Stock Award. The Committee may accept payment by the Participant of any amount required to be paid pursuant to this Section 6.2 by a promissory note of the Participant (the “Participant Note”). The Participant Note shall bear interest at the applicable federal rate in effect on the effective date of the Restricted Stock Award, such interest shall be payable or accrue on the terms established by the Committee in its sole discretion. The term of any Participant Note shall not exceed ten (10) years, and shall be as determined by the Committee, in its sole discretion; provided, however, that such Participant Note shall become immediately due and payable upon consummation of a Transaction. The principal balance and interest accrued under any such Participant Note shall be payable as determined by the Committee, in its sole discretion. The Participant Note shall be secured by all Acquired Shares held by Participant pursuant to the Restricted Stock Award, and any and all earnings thereon, and shall, in addition, have a general right of recourse against the Participant for payment under Participant Note as to no less than fifty percent (50%) of the principal balance of any such Participant Note, and any accrued but unpaid interest thereon.

Section 7. Restrictions on Acquired Shares

Section 7.1. Restrictions on Transfer of Acquired Shares. All Acquired Shares shall be subject to the following restrictions:

(a) Except for transfers made in compliance with Section 7.1(b) hereof, or as otherwise required or permitted hereunder, no Acquired Shares and no interest in Acquired Shares may be conveyed, pledged, assigned, transferred, hypothecated, encumbered, or otherwise disposed of by a Participant or Transferee.

(b) Except as provided for in connection with any pledge pursuant to Section 7.7 hereof, a Participant may transfer the Acquired Shares:

(i) to a Transferee upon Participant’s death or Disability; provided, that all such Acquired Shares, after transfer to a Transferee, shall remain subject to all the restrictions set forth in this Section 7 and to all applicable rights in favor of the Company set forth elsewhere in the Plan. Execution of a counterpart of these restrictions by such Transferee shall be a condition precedent to the issuance of any certificate evidencing the Acquired Shares registered in the name of any such Transferee;

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(ii) during the Holding Period, only: (A) in a Transaction, (B) in a Public Offering (subject to any limitations imposed by the managing underwriters in an underwritten Public Offering), or (C) in connection with the exercise of the Company’s right to repurchase Acquired Shares after a Termination of Employment; or (D) if approved by the President of the Company, to any member of the Participant’s Family Group, provided that all such Acquired Shares, after transfer to such member of the Participant’s Family Group and any subsequent transferee of such member of the Participant’s Family Group, shall remain subject to the restrictions set forth in this Section 7 and subject to all applicable rights in favor of the Company set forth elsewhere in the Plan, and the execution of a counterpart of these restrictions by such member of the Participant’s Family Group shall be a condition precedent to the issuance of any certificate evidencing the Acquired Shares registered in the name of any such member of the Participant’s Family; and

(iii) after the expiration of the Holding Period, only: (A) in a Transaction, (B) in a Public Offering (subject to any limitations imposed by the managing underwriters in an underwritten Public Offering), (C) to any member of the Participant’s Family Group, provided that all such Acquired Shares, after transfer to any member of the Participant’s Family Group, and of any subsequent transferee of such member of the Participant’s Family Group, shall remain subject to the restrictions set forth in this Section 7 and to all applicable rights in favor of the Company set forth elsewhere in the Plan. Approval of the transfer by the President of the Company and execution of a counterpart of these restrictions by such member of the Participant’s Family Group, shall be conditions precedent to the issuance of any certificate evidencing the Acquired Shares registered in the name of any such member of the Participant’s Family Group, or (D) if the Participant or Transferee, as the case may be, shall have complied with the right of first refusal described in Section 7.2 hereof.

Section 7.2. Right of First Refusal. If, after the expiration of the Holding Period, a Participant or Transferee, as the case may be, shall receive an Offer from a Proposed Purchaser, which Offer such Participant or Transferee intends to accept, such Participant or Transferee, as the case may be, as a condition precedent to any sale of Acquired Shares to such Proposed Purchaser, shall provide a Transfer Notice with respect to such Offer to the Company. A copy of the Offer shall be attached to the Transfer Notice. The Transfer Notice shall constitute an irrevocable offer by the Participant or Transferee, as the case may be, to sell the Acquired Shares which are subject to such Offer to the Company at the Proposed Purchase Price and upon the terms of payment and conditions set forth in the Transfer Notice, which irrevocable offer shall be open for thirty (30) days from the date the Transfer Notice is delivered to the Company. The Company shall have thirty (30) days after receipt of the Transfer Notice to notify such Participant or Transferee, as the case may be, in writing, of its election to purchase all of the Acquired Shares which are subject to the Offer at the Proposed Purchase Price and upon the same terms of payment and conditions as are contained in the Offer. Failure by the Company to give such written notice within such thirty (30) day period shall constitute a rejection of the irrevocable offer by the Company. If the Company rejects the irrevocable offer, or fails to accept the irrevocable offer timely, or, if after timely accepting the irrevocable offer, the Company fails to consummate the purchase of the Acquired Shares which are subject to the Offer timely, then such Participant or Transferee, as the case may be, shall be free to sell such Acquired Shares to the Proposed Purchaser at the Proposed Purchase Price and upon the same terms and conditions as are set forth in the Offer; provided, however, if such Participant or Transferee, as the case may be, does not consummate such sale to the Proposed Purchaser within thirty (30) days after rejection by the Company of the irrevocable offer, such Acquired Shares shall once again become subject to the provisions of this Section 7.2, and any subsequent disposition of such Acquired Shares shall be made only after compliance with the terms of this Section 7.2. If the Company accepts the irrevocable offer set forth in the Transfer Notice, the Company’s consummation of the purchase of the Acquired Shares shall be held at the Company’s offices no later than thirty (30) days following the date on which the Company gives written notice of its acceptance of the irrevocable offer set forth in the Transfer Notice. Notwithstanding anything contained herein to the contrary, no Participant may accept an offer from any Competitor, and any attempted transfer of Acquired Shares to such Competitor shall be void and of no force or effect. Compliance with this Section 7.2 shall not be required for any transfer of Acquired Shares in: (i) a Public Offering, (ii) effected after a Public Offering under Rule 144 promulgated under the Securities Act, (iii) to the Company upon exercise of its rights to redeem or repurchase Acquired Shares after a Termination of Employment, or (iv) in a Transaction.

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Section 7.3. Right to Purchase Upon Termination of Employment.

(a) During the Holding Period, the Company shall have the right, but not the obligation, to purchase from a Participant or Transferee, as the case may be, all or any portion of any Acquired Shares owned by such Participant or Transferee. The purchase price of any Acquired Shares purchased by the Company in accordance with this Section 7.3 shall be the Call Price. If the Company elects to exercise its right to repurchase any Acquired Shares pursuant to this Section, it shall do so by giving written notice thereof to such Participant or Transferee, as the case may be, which notice shall specify the number of Acquired Shares held by such Participant or Transferee as to which the Company is exercising its repurchase right. The Company’s repurchase, and the sale by Participant or Transferee, as the case may be, of such Acquired Shares shall be consummated at a closing to be held at the Company’s offices no later than thirty (30) days following the date on which the Company gives written notice of its exercise of such repurchase right. At the closing, the Participant or Transferee, as the case may be, shall deliver all certificates representing the Acquired Shares to be purchased, properly endorsed for transfer, and the Company shall pay the Participant or Transferee, as the case may be, the aggregate purchase price for the Acquired Shares as follows: (i) ten percent (10%) of the total purchase price in cash, and (ii) ninety percent (90%) of the total purchase price by delivery of a promissory note of the Company, payable to the order of the Participant or Transferee, as the case may be, and bearing interest at the Prime Rate in effect on the Business Day ended immediately prior to date of the closing, with accrued and unpaid interest being due on each principal installment payment date. The principal amount of such note shall be payable in: (A) eight (8) equal quarterly installments if the original principal amount of the note is equal to, or less than, twenty five thousand dollars ($25,000), or (B) if the original principal amount of the note is greater than twenty five thousand dollars ($25,000), the original principal amount of such note shall be payable in equal quarterly installments, over a term equal to two (2) years plus one (1) year for each additional twenty five thousand dollars ($25,000), or part thereof, that the original principal amount of the note exceeds twenty five thousand dollars ($25,000), provided, however, the entire unpaid principal amount of such note, together with all accrued but unpaid interest thereon, shall become due and payable in cash immediately upon the closing of a Transaction or a Public Offering. Payment of quarterly installments shall commence on the first three (3) month anniversary of the closing date. The promissory note shall be secured by a pledge of the Acquired Shares purchased from the Participant, and such Acquired Shares shall be released from the pledge quarterly upon the payment of each principal payment due under the note, such that the number of Acquired Shares pledged shall never be more than the quotient of the then outstanding principal amount of the note divided by the purchase price per Acquired Share paid to the Participant.

(b) All Acquired Shares not purchased by the Company prior to the expiration of the Holding Period shall, upon request of the Committee, be deposited into a voting trust which shall be in such form and contain such terms and conditions as the Committee may determine in its sole discretion, provided that the term of the voting trust shall terminate upon the closing of a Public Offering. The voting trustee shall vote the Acquired Shares held by the voting trust as directed by the Board of Directors on all matters submitted to a vote of shareholders.

Section 7.4. Determination of Call Price.

(a) The Call Price for Acquired Shares issued upon exercise of Stock Options shall be determined as follows:

(i) If the Termination of Employment of a Participant is: (A) for Cause, or (B) the resignation of such Participant (excluding a Resignation for Good Reason), the Call Price shall be the lesser of (x) Fair Value or (y) the Exercise Price paid by such Participant multiplied by the number of Acquired Shares being purchased by the Company;

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(ii) If the Termination of Employment of a Participant is (A) a Resignation For Good Reason or (B) not for Cause, the Call Price shall be Fair Value.

(b) The Call Price for Acquired Shares issued pursuant to a Restricted Stock Award or a Stock Appreciation Right shall be determined as set forth in the Restricted Stock Award Agreement or Stock Appreciation Right Agreement

Section 7.5 Mandatory Sale. If the Board of Directors and/or the holders of a majority of the outstanding shares of Common Stock approve a Transaction with a third party, each Participant shall, upon request of the Board of Directors, consent to, raise no objection to, and support the Transaction. If the Transaction is structured as a sale of Common Stock by the holders thereof, each Participant holding Acquired Shares shall sell all such Acquired Shares to such buyer on the terms and conditions approved by the Board of Directors or the holders or a majority of the outstanding shares of Common Stock. The right of first refusal provided in Section 7.2 hereof shall be inapplicable to a sale effected under this Section 7.5.

Section 7.6 Disloyal Acts. The Company shall have the following rights with respect to any Participant who commits a Disloyal Act:

(a) If a Disloyal Act is committed by a Participant that is a holder of Acquired Shares, all Acquired Shares held by such Participant shall be canceled upon the books and records of the Company, and the Company shall deliver to the Participant an unsecured sixty (60) month promissory note bearing interest at the Prime Rate in effect on the Business Day which immediately precedes the date such note is issued, in a principal amount equal to the product of the lesser of Fair Value or the Exercise Price paid by such Participant multiplied by the number of Acquired Shares being canceled. The cancellation of such Acquired Shares shall be effective as of the date on which the Company delivers the promissory note to the Participant in accordance with this Subsection (a).

(b) If a Disloyal Act is committed by a Participant that is a holder of a note issued by the Company pursuant to Section 7.3 hereof, the outstanding balance of such note shall be reduced to an amount equal to the product of the lesser of Fair Value or the Exercise Price, multiplied by the number of Acquired Shares purchased from such Participant pursuant to Section 7.3 hereof, minus the amount of cash paid at the closing of the sale pursuant to Section 7.3 hereof, and minus the amount all principal payments made under the such note between the date of such note and the date on which this adjustment to the principal balance of the note is made, but in no event shall the note be reduced below zero.

Section 7.7 Pledging of Shares. The Company may, as a condition precedent to the issuance of any Acquired Shares pursuant to any Stock Incentive, require a Participant to pledge any such Acquired Shares for the benefit of certain Company lenders if all other Company shareholders have pledged their shares of Common Stock, or will pledge their shares of Common Stock, on the same terms and conditions as the other Company shareholders.

Section 7.8 Delivery of Certificate. At any closing of a purchase by the Company of Acquired Shares pursuant to Section 7.2 or 7.3 hereof, a certificate representing the Acquired Shares purchased by the Company, duly endorsed for transfer to the Company, shall be delivered by the Participant to the Company, and upon receipt of the certificate, the Company shall pay the consideration for the Acquired Shares; provided that, if the certificate representing the Acquired Shares purchased by the Company is not delivered, duly endorsed, to the Company at the closing, the Company may, in addition to all other remedies it may have, tender to the Participant, at the address set forth in the stock transfer records of the Company, the purchase price for such Acquired Shares as is herein specified, and cancel such Acquired Shares on its books and records, whereupon all of the Participant’s right, title, and interest in and to such Acquired Shares shall terminate. The Company shall have the right to set off against, and to deduct from, any sums payable by it in connection with the purchase of Acquired Shares, the principal amount of, and all accrued but unpaid interest on, any indebtedness of the Participant owing to the Company on the date of the closing.

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Section 7.9 Lockup Agreement in Public Offering. Each holder of Acquired Shares shall execute any form of “lockup agreement” required by any managing underwriter(s) in connection with any Public Offering, provided that no holder of Acquired Shares shall be required to sign such a lockup agreement unless all holders of Acquired Shares are also required to execute such agreements.

Section 7.10 Termination of Restrictions. The restrictions on transfer of Acquired Shares contained in this Section 7 shall continue in effect until the twentieth (20th) anniversary of the date of this Plan. Any certificate issued by the Company which represents any Acquired Shares shall contain the following legend:

transfer is restricted

the securities evidenced by this certificate are subject to a right of first refusal and other restrictions on transfer set forth in THE Logical Choice Technologies, Inc. 1999 Stock Incentive Plan, a copy of which is available from the company.

The securities evidenced by this certificate have not been registered under the securities act of 1933, as amended, and may not be sold, transferred, assigned, or hypothecated unless (1) there is an effective registration under such act covering such securities, (2) the transfer is made in compliance with rule 144 promulgated under such act, or (3) the COMPANY receives an opinion of counsel, reasonably satisfactory to the company, stating that such sale, transfer, assignment or hypothecation is exempt from the registration requirements of such act.

Section 7.11 Removal of Legends. Any legend endorsed on a certificate pursuant to Section 7.10, and any stop transfer instructions with respect to the Acquired Shares, shall be removed and the Company shall issue a certificate without such legend to the holder thereof, if such Acquired Shares are (a) registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or (b) the holder of Acquired Shares delivers an opinion of counsel acceptable to the Company to the effect that such legend is no longer required under the Securities Act.

Section 8. General Provisions

Section 8.1. Withholding. Whenever the Company issues Acquired Shares under the Plan, or upon the vesting (partial or complete) of any Restricted Stock Award, the Participant shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding tax requirements, if any, prior to the delivery of any certificate or certificates for Acquired Shares or the vesting of such Restricted Stock Award. A Participant may pay such withholding taxes in cash, or the Participant may make a Withholding Election, provided the Committee consents to such Withholding Election. In the event the Committee does not consent to such a Withholding Election, the Participant shall pay such withholding taxes in cash. A Participant may make a Withholding Election only if both of the following conditions are met:

(a) The Withholding Election must be made on or prior to the Tax Date by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

(b) Any Withholding Election made will be irrevocable; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

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Section 8.2. Changes in Capitalization; Merger; Liquidation.

(a) The Total Reserved Shares under the Plan, and the number of Incentive Shares and the Exercise Price of each outstanding Stock Incentive shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares including without limitations a split-up, a stock split or a reverse stock split of Common Stock or the payment of a stock dividend in shares of Common Stock to holders of outstanding securities.

(b) If the Company shall be the surviving corporation in any merger or consolidation, recapitalization, or reclassification of shares of Common Stock, or similar reorganization, an appropriate adjustment shall be made to each outstanding Stock Incentive such that the Participant shall be entitled to purchase or receive, as the case may be, the number and class of securities which a holder of the number of shares of Common Stock equal to the number of Incentive Shares subject to such Stock Incentive at the time of such transaction would have been entitled to receive as a result of such transaction, and, if necessary, a corresponding adjustment shall be made in the Exercise Price of each outstanding Stock Incentive, provided however, that if the Company’s Common Stock outstanding immediately prior to the Transaction is not exchanged for a new security, no adjustments shall be made to outstanding Stock Incentives pursuant to this Section 8.2 as a result of the merger or reorganization.

(c) In the event of any other changes in capitalization of the Company, the Committee shall make such additional adjustments in the number and class of Incentive Shares subject to outstanding Stock Incentives, and with respect to which future Stock Incentives may be granted as the Committee, in its sole discretion, shall deem equitable or appropriate. Any adjustment pursuant to this Section may provide, in the Committee’s discretion, for the elimination of any fractional Incentive Shares that might otherwise become subject to any Stock Incentive without payment therefor.

(d) Except for the adjustments in Sections (a) and (b) of this Section 8.2, the holder of a Stock Incentive shall have no rights by reason of any: subdivision or combination of shares of stock of any class, payment of any stock or cash dividend, or any other increase or decrease in the number of shares of Common Stock, or by reason of any Transaction or distribution to the Company’s shareholders of assets or stock of another corporation. The existence of the Plan and any Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization, or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

Section 8.3. Investment Representations. As a condition precedent to the issuance of any Acquired Shares pursuant to any Stock Incentive, the Participant receiving such Acquired Shares shall represent and agree as follows:

(a) The Acquired Shares are being acquired by Participant for Participant’s own account, without the participation of any other person, with the intent of holding the Acquired Shares for investment, and without the intent of participating, directly or indirectly, in a distribution of the Acquired Shares, or for resale in connection with, any distribution of the Common Stock of the Company.

(b) Participant is not acquiring the Acquired Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Acquired Shares, but rather upon an independent examination and judgment as to the prospects of the Company.

(c) Participant understands and agrees that the Acquired Shares will be issued and sold to Participant without registration under the Securities Act and any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the Securities Act of 1933, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder.

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(d) The Acquired Shares cannot be offered for sale, sold or transferred by Participant other than pursuant to: (A) an effective registration under the Securities Act of 1933 or in a transaction otherwise in compliance with the Securities Act of 1933; (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions; and (C) compliance with all terms and conditions of the Plan and the corresponding Stock Incentive. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws, the Plan, and any Stock Incentive.

(e) The Company will be under no obligation to register the Acquired Shares, or to comply with any exemption available for sale of the Acquired Shares, without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 of the Securities Act of 1933 are not now available, and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Acquired Shares.

(f) The agreements, representations, warranties, and covenants made by Participant herein extend to and apply to all Acquired Shares issued to Participant pursuant to any Stock Incentive. Acceptance by Participant of a certificate representing Acquired Shares shall constitute a confirmation by Participant that all such agreements, representations, warranties, and covenants made herein shall be true and correct at that time.

Section 8.4. Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

Section 8.5. Set-Off. The Company shall have the right to set-off against any payment made by the Company to a Participant in connection with any Stock Incentive, Acquired Shares, or Incentive Shares, the amount of any indebtedness, including accrued but unpaid interest, then owed by such Participant to the Company, or reasonably believed to be owed by Participant to the Company.

Section 8.6. Right to Terminate Employment.

Nothing in the Plan or in any Stock Incentive shall confer upon any Participant the right to continue as an employee of the Company, or any of its Parents or Subsidiaries, or affect the right of the Company, or any of its Parents or Subsidiaries, to terminate the Participant’s employment at any time.

Section 8.7. Restrictions on Delivery and Sale of Shares.

Each Stock Incentive is subject to the condition that, if at any time the Committee, in its discretion, shall determine that the listing, registration, or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase of delivery of shares thereunder, the delivery of any or all Acquired Shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected.

Section 8.8. Shareholders Agreement. Holders of Acquired Shares may be required to execute a Joinder Agreement to the Logical Choice of Georgia Inc., Employee Shareholders’ Agreement dated April 16, 1999.

Section 8.9. Plan Termination and Amendment. The Plan may be terminated, modified, or amended by the Board of Directors of the Company; provided, however, that no such termination, modification, or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of a Participant under such Stock Incentive.

Section 8.10. Effective Date of Plan. The Plan shall become effective on the date the Plan is adopted by the Board of Directors and is ratified by the holders of a majority of the issued and outstanding shares of voting capital stock of the Company entitled to vote.

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BY ORDER OF THE BOARD OF DIRECTORS, this Plan has been executed by the duly authorized officers of the Company as of the Effective Date.

BOXLIGHT CORPORATION

By:
Name:	Michael Pope
Title:	Chief Executive Officer

Attest:

Secretary

[Corporate Seal]

Effective Date Plan adopted by the Board:

Effective Date Plan adopted by the Shareholders:

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends you vote "FOR" the following:

1. Election of Directors FOR ALL __ Withhold All ___ For All Except ____

   Nominees: 01 Michael Pope 02 Tiffany Kuo 03 Rudolph F. Crew

   04 James Mark Elliott 05 Dale Strang 06 [ ]

   07 [ ]

2. To ratify the appointment of Dixon Hughes Goodman LLP as the Company's independent public accounts for the fiscal year ending December 31, 2020.

FOR ________ AGAINST ____________ ABSTAIN ________

FOR ________ AGAINST ____________ ABSTAIN ________

FOR ________ AGAINST ____________ ABSTAIN ________

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

____

Signature

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10-K is/are available at www.proxyvote.com

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF BOXLIGHT CORPORATION

Boxlight Corporation,
Annual Meeting of Stockholders
July [ ], 2020 at 10:00 AM ET
This proxy is solicited by the Board of Directors

The stockholders hereby appoint Michael Pope, with full power of substitution, who is authorized to vote as specified on the reverse side or, with respect to any matter not set forth on the reverse side, as a majority of those or their substitutes present and acting at the meeting shall determine, all of the shares of Class A Common Stock of Boxlight Corporation that the undersigned would be entitled to vote, if personally present, at the 2020 Annual Meeting of Stockholders and any adjournment thereof.

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2, 3 and 4. The Board of Directors recommends a vote FOR Proposals 1, 2, 3, and 4.

Continued and to be signed on reverse side